Exhibit 99.1

    News Release     News Release     News Release       News Release

                                                American Express Company
                                                American Express Tower
                                                World Financial Center
                                                New York, N.Y. 10285-4805

                                                Contact:  Molly Faust
                                                          212/640-7453
                                                          molly.faust@aexp.com

                                                          Michael J. O'Neill
                                                          212/640-5951
                                                          mike.o'neill@aexp.com




FOR IMMEDIATE RELEASE


         New York - July 23, 2001 - AMERICAN EXPRESS COMPANY today reported second quarter net income of $178 million, down 76 percent from $740 million in the same period a year ago. Diluted earnings per share were $.13, which were also 76 percent lower than last year. Net revenues on a managed basis totaled $4.9 billion, down 12 percent from $5.6 billion. The company's return on equity was 18.2 percent.

         These results are in-line with the forecast discussed in the company's July 18th announcement of expected second quarter earnings. The results reflect a pre-tax charge of $826 million ($537 after-tax) to write down high-yield securities and reduce the risk profile of the investment portfolio at American Express Financial Advisors (AEFA).

         Excluding the losses on AEFA's high-yield investments, the company's net income would have been $714 million, down 6 percent from last year. Similarly, earnings per share would have been $.53, down 5 percent from last year.

         TRAVEL RELATED SERVICES (TRS) reported quarterly net income of $519 million, up 3 percent from $505 million in the second quarter a year ago.

         TRS' net revenues increased 6 percent, reflecting growth in loans, billed business and cards in force. The growth in billed business, which was substantially slower than in recent periods, reflected the continued slowdown in corporate spending on travel and entertainment. The net interest yield on lending activities increased from the prior year, reflecting a smaller percentage of loan balances on introductory rates and a benefit from declining interest rates during the quarter.

         The provision for losses on the lending portfolio grew as a result of higher volumes, an increase in U.S. lending write-off rates and the company's expectation that the economy will remain weak into 2002. Charge card interest expense grew as a result of a higher effective cost of funds and higher volumes. Marketing and promotion expenses were lower as TRS scaled back certain marketing efforts in light of the weaker business environment. The progress of reengineering and other cost-control efforts helped restrain the growth in human resources and other operating expenses.

         On a reported basis, TRS' results included net securitization gains of $84 million pre-tax ($55 million after-tax) and $80 million pre-tax ($52 million after-tax) in the second quarters of 2001 and 2000, respectively. These gains were offset by expenses related to card acquisition activities and therefore had no material impact on net income or total expenses.

         AMERICAN EXPRESS FINANCIAL ADVISORS (AEFA) reported a quarterly net loss of $307 million, compared with $275 million of net income a year ago. Net revenues decreased 85 percent. These declines reflect a previously announced pre-tax charge of $826 million ($537 after-tax) to write down high-yield securities and reduce the risk profile of AEFA's investment portfolio. They also reflect continued weakness in equity markets and narrower spreads on the investment portfolio. The weakened equity markets led to lower asset levels and lower sales of investment products. As a result, management and distribution fees fell 11 percent.

         Operating expenses decreased slightly from a year ago due primarily to lower sales commissions and continued reengineering and cost-control initiatives.
         Excluding losses in the high-yield sector, second quarter earnings at AEFA are down 22 percent from year-ago levels and net revenues are down 11 percent from last year.

         AMERICAN EXPRESS BANK (AEB) reported quarterly net income of $12 million compared with $7 million a year ago. The results reflect strong performance in Personal Financial Services, lower funding costs, and lower operating expenses as a result of AEB's reengineering efforts. These were partly offset by higher provisions for losses due to higher Personal Financial Services loan balances and lower revenue from Corporate Banking as the company continues to shift its focus to Personal Financial Services and Private Banking.

         CORPORATE AND OTHER reported net expenses of $46 million, compared with $47 million a year ago. Last year's results included an investment gain that was offset by expenses related to business-building initiatives during the quarter.
         American Express Company (www.americanexpress.com), founded in 1850, is a global travel, financial and network services provider.

                                       ***

Note: The company announced last week (July 18th) that it expects to recognize a restructuring charge of $310 to $370 million pre-tax ($200 to $240 million after-tax) in the third quarter when it launches accelerated reengineering initiatives originally planned for 2002.


Note: The 2001 Second Quarter Earnings Supplement will be available today on the American Express web site at http://ir.americanexpress.com. In addition, an investor conference call to discuss second quarter earnings results, operating performance and other topics that may be raised during the discussion will be held at 5:00 p.m. (ET) today. Live audio of the conference call will be accessible to the general public on the American Express web site at http://ir.americanexpress.com. A replay of the conference call will be available today at the same web address.


                                       ***


         This press release contains certain forward-looking statements, which are subject to risks and uncertainties. The words "believe", "expect", "anticipate", "intend", "aim", "will", "should", and similar expressions are intended to identify these forward-looking statements. The company undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following:

         Potential deterioration in the high-yield sector and other investment areas, which could result in further losses in AEFA's investment portfolio; the ability of AEFA to sell certain high-yield investments at expected values and within anticipated time frames and to maintain its high-yield portfolio at certain levels in the future; the success and financial impact, including costs, cost savings and other benefits, of reengineering initiatives being implemented or considered by the company, including cost management, structural and strategic measures such as vendor, process, facilities and operations consolidation, outsourcing, relocating certain functions to lower-cost overseas locations, moving internal and external functions to the internet to save costs and planned staff reductions relating to certain of such reengineering actions; and the ability to control and manage operating, infrastructure, advertising and promotion and other expenses as business expands or changes, including balancing the need for longer-term investment spending.


                                       ###

(Preliminary)              American Express Company
                               Financial Summary
                                  (Unaudited)
(Dollars in millions)
                                                  Quarters Ended
                                                     June 30,
                                                  --------------   Percentage
                                                  2001      2000   Inc/(Dec)
                                                  ----      ----   ---------
NET REVENUES (MANAGED BASIS) (A)
  Travel Related Services                       $ 4,644   $ 4,372      6 %
  American Express Financial Advisors               162     1,081    (85)
  American Express Bank                             159       151      5
                                                -------   -------
                                                  4,965     5,604    (11)
  Corporate and Other,
    including adjustments and eliminations          (55)      (46)   (18)
                                                -------   -------

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)   $ 4,910   $ 5,558    (12)
                                                =======   =======

PRETAX INCOME
  Travel Related Services                       $   730   $   721      1
  American Express Financial Advisors              (508)      397      -
  American Express Bank                              18        10     84
                                                -------   -------
                                                    240     1,128    (79)
  Corporate and Other                               (87)      (82)    (7)
                                                -------   -------

PRETAX INCOME                                   $   153   $ 1,046    (85)
                                                =======   =======

NET INCOME
  Travel Related Services                       $   519   $   505      3
  American Express Financial Advisors              (307)      275      -
  American Express Bank                              12         7     59
                                                -------   -------
                                                    224       787    (72)
  Corporate and Other                               (46)      (47)     2
                                                -------   -------

NET INCOME                                      $   178   $   740    (76)
                                                =======   =======

(Dollars in millions)
                                                 Six Months Ended
                                                     June 30,
                                                 --------------    Percentage
                                                 2001      2000    Inc/(Dec)
                                                 ----      ----    --------
NET REVENUES (MANAGED BASIS) (A)
  Travel Related Services                       $ 9,109   $ 8,498      7 %
  American Express Financial Advisors               968     2,100    (54)
  American Express Bank                             317       301      5
                                                -------   -------
                                                 10,394    10,899     (5)
  Corporate and Other,
    including adjustments and eliminations         (102)      (82)   (23)
                                                -------   -------

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)   $10,292   $10,817     (5)
                                                =======   =======

PRETAX INCOME
  Travel Related Services                       $ 1,467   $ 1,353      8
  American Express Financial Advisors              (437)      752      -
  American Express Bank                              32        17     84
                                                -------   -------
                                                  1,062     2,122    (50)
  Corporate and Other                              (168)     (156)    (8)
                                                -------   -------

PRETAX INCOME                                   $   894   $ 1,966    (55)
                                                =======   =======

NET INCOME
  Travel Related Services                       $ 1,041   $   953      9
  American Express Financial Advisors              (256)      520      -
  American Express Bank                              21        15     39
                                                -------   -------
                                                    806     1,488    (46)
  Corporate and Other                               (90)      (92)     3
                                                -------   -------

NET INCOME                                        $ 716   $ 1,396    (49)
                                                =======   =======



(A) Managed net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits, and exclude the effect of TRS' securitization activities.

(Preliminary)
                           American Express Company
                         FINANCIAL SUMMARY (CONTINUED)
                                  (Unaudited)

                                                 Quarters Ended
                                                   June 30,
                                                -----------------  Percentage
                                                 2001      2000    Inc/(Dec)
                                                 ----      ----    ---------
EARNINGS PER SHARE

BASIC
  Earnings Per Common Share                     $ 0.13    $ 0.56     (77)%
                                                =======   =======
  Average common shares outstanding (millions)   1,321     1,328      (1)
                                                =======   =======

DILUTED
  Earnings Per Common Share                     $ 0.13    $ 0.54     (76)
                                                =======   =======
  Average common shares outstanding (millions)   1,336     1,361      (2)
                                                =======   =======

Cash dividends declared per common share        $ 0.08    $ 0.08       -
                                                =======   =======


                                                 Six Months Ended
                                                     June 30,
                                                -----------------  Percentage
                                                 2001      2000    Inc/(Dec)
                                                 ----      ----    ---------
EARNINGS PER SHARE

BASIC
  Earnings Per Common Share                     $ 0.54    $ 1.05     (49)%
                                                =======   =======
  Average common shares outstanding (millions)   1,322     1,330      (1)
                                                =======   =======

DILUTED
  Earnings Per Common Share                     $ 0.53    $ 1.03     (49)
                                                =======   =======
  Average common shares outstanding (millions)   1,340     1,361      (2)
                                                =======   =======

Cash dividends declared per common share        $ 0.16    $ 0.16       -
                                                =======   =======

                       Selected Statistical Information
                                  (Unaudited)

                                                 Quarters Ended
                                                    June 30,
                                                -----------------  Percentage
                                                 2001      2000    Inc/(Dec)
                                                 ----      ----    ---------
Return on Average Equity*                          18.2%     25.5%    -
Common Shares Outstanding (millions)              1,324     1,333    (1)%
Book Value per Common Share:
  Actual                                        $  8.88   $  7.88    13%
  Pro Forma*                                    $  8.84   $  8.26     7%
Shareholders' Equity (billions)                 $  11.8   $  10.5    12%


                                                 Six Months Ended
                                                     June 30,
                                                -----------------  Percentage
                                                 2001       2000   Inc/(Dec)
                                                 ----       ----   ---------

Return on Average Equity*                          18.2%     25.5%    -
Common Shares Outstanding (millions)              1,324     1,333    (1)%
Book Value per Common Share:
  Actual                                        $  8.88   $  7.88    13%
  Pro Forma*                                    $  8.84   $  8.26     7%
Shareholders' Equity (billions)                 $  11.8   $  10.5    12%



* Excludes the effect on Shareholders' Equity of SFAS No. 115 and SFAS No.
  133.  The Company adopted SFAS No. 133 on January 1, 2001.


(PRELIMINARY)              AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY
                                  (Unaudited)
(DOLLARS IN MILLIONS)
                                                           Quarters Ended
                                                           --------------
                                                              June 30,
                                                                2001
                                                                ----
NET REVENUES (MANAGED BASIS) (A)
  Travel Related Services                                     $ 4,644
  American Express Financial Advisors                             162
  American Express Bank                                           159
                                                              --------
                                                                4,965
  Corporate and Other,
    including adjustments and eliminations                        (55)
                                                              --------

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)                 $ 4,910
                                                              ========

PRETAX INCOME
  Travel Related Services                                     $   730
  American Express Financial Advisors                            (508)
  American Express Bank                                            18
                                                              --------
                                                                  240
  Corporate and Other                                             (87)
                                                              --------

PRETAX INCOME                                                 $   153
                                                              ========

NET INCOME
  Travel Related Services                                     $   519
  American Express Financial Advisors                            (307)
  American Express Bank                                            12
                                                              --------
                                                                  224
  Corporate and Other                                             (46)
                                                              --------

NET INCOME                                                    $   178
                                                              ========


                                                           Quarters Ended
                                                           ---------------
                                                              March 31,
                                                                 2001
                                                                 ----
NET REVENUES (MANAGED BASIS) (A)
  Travel Related Services                                     $ 4,465
  American Express Financial Advisors                             806
  American Express Bank                                           158
                                                              --------
                                                                5,429
  Corporate and Other,
    including adjustments and eliminations                        (48)
                                                              --------

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)                 $ 5,381
                                                              ========

PRETAX INCOME
  Travel Related Services                                     $   737
  American Express Financial Advisors                              70
  American Express Bank                                            14
                                                              --------
                                                                  821
  Corporate and Other                                             (80)
                                                              --------

PRETAX INCOME                                                 $   741
                                                              ========

NET INCOME
  Travel Related Services                                     $   522
  American Express Financial Advisors                              51
  American Express Bank                                             9
                                                              --------
                                                                  582
  Corporate and Other                                             (44)
                                                              --------

NET INCOME                                                    $   538
                                                              ========



                                                           Quarters Ended
                                                           ---------------
                                                            December 31,
                                                                2000
                                                                ----
NET REVENUES (MANAGED BASIS) (A)
  Travel Related Services                                     $ 4,543
  American Express Financial Advisors                           1,066
  American Express Bank                                           144
                                                              --------
                                                                5,753
  Corporate and Other,
    including adjustments and eliminations                        (39)
                                                              --------

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)                 $ 5,714
                                                              ========

PRETAX INCOME
  Travel Related Services                                     $   641
  American Express Financial Advisors                             344
  American Express Bank                                             8
                                                              --------
                                                                  993
  Corporate and Other                                             (80)
                                                              --------

PRETAX INCOME                                                 $   913
                                                              ========

NET INCOME
  Travel Related Services                                     $   470
  American Express Financial Advisors                             242
  American Express Bank                                             6
                                                              --------
                                                                  718
  Corporate and Other                                             (41)
                                                              --------

NET INCOME                                                    $   677
                                                              ========



                                                           Quarters Ended
                                                           --------------
                                                            September 30,
                                                                2000
                                                                ----
NET REVENUES (MANAGED BASIS) (A)
  Travel Related Services                                     $ 4,400
  American Express Financial Advisors                           1,052
  American Express Bank                                           146
                                                              --------
                                                                5,598
  Corporate and Other,
    including adjustments and eliminations                        (44)
                                                              --------

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)                 $ 5,554
                                                              ========

PRETAX INCOME
  Travel Related Services                                     $   721
  American Express Financial Advisors                             387
  American Express Bank                                             8
                                                              --------
                                                                1,116
  Corporate and Other                                             (87)
                                                              --------

PRETAX INCOME                                                 $ 1,029
                                                              ========

NET INCOME
  Travel Related Services                                     $   507
  American Express Financial Advisors                             269
  American Express Bank                                             7
                                                              --------
                                                                  783
  Corporate and Other                                             (46)
                                                              --------

NET INCOME                                                    $   737
                                                              ========


                                                           Quarters Ended
                                                           --------------
                                                              June 30,
                                                                2000
                                                                ----
NET REVENUES (MANAGED BASIS) (A)
  Travel Related Services                                     $ 4,372
  American Express Financial Advisors                           1,081
  American Express Bank                                           151
                                                              --------
                                                                5,604
  Corporate and Other,
    including adjustments and eliminations                        (46)
                                                              --------

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)                 $ 5,558
                                                              ========

PRETAX INCOME
  Travel Related Services                                     $   721
  American Express Financial Advisors                             397
  American Express Bank                                            10
                                                              --------
                                                                1,128
  Corporate and Other                                             (82)
                                                              --------

PRETAX INCOME                                                 $ 1,046
                                                              ========

NET INCOME
  Travel Related Services                                     $   505
  American Express Financial Advisors                             275
  American Express Bank                                             7
                                                              --------
                                                                  787
  Corporate and Other                                             (47)
                                                              --------

NET INCOME                                                    $   740
                                                              ========


(A) Managed net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits, and exclude the effect of TRS' securitization activities.


(Preliminary)              AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)
                                  (Unaudited)

                                                           Quarters Ended
                                                           --------------
                                                              June 30,
                                                               2001
                                                               ----
EARNINGS PER SHARE

BASIC
  Earnings Per Common Share                                   $  0.13
                                                              =======
  Average common shares outstanding (millions)                  1,321
                                                              =======

DILUTED
  Earnings Per Common Share                                   $  0.13
                                                              =======
  Average common shares outstanding (millions)                  1,336
                                                              =======

Cash dividends declared per common share                      $  0.08
                                                              =======


                                                           Quarters Ended
                                                           --------------
                                                              March 31,
                                                                2001
                                                                ----
EARNINGS PER SHARE

BASIC
  Earnings Per Common Share                                   $  0.41
                                                              =======
  Average common shares outstanding (millions)                  1,323
                                                              =======

DILUTED
  Earnings Per Common Share                                   $  0.40
                                                              =======
  Average common shares outstanding (millions)                  1,344
                                                              =======

Cash dividends declared per common share                      $  0.08
                                                              =======


                                                           Quarters Ended
                                                           --------------
                                                             December 31,
                                                                2000
                                                                ----
EARNINGS PER SHARE

BASIC
  Earnings Per Common Share                                   $  0.51
                                                              =======
  Average common shares outstanding (millions)                  1,322
                                                              =======

DILUTED
  Earnings Per Common Share                                   $  0.50
                                                              =======
  Average common shares outstanding (millions)                  1,355
                                                              =======

Cash dividends declared per common share                      $  0.08
                                                              =======


                                                           Quarters Ended
                                                           --------------
                                                            September 30,
                                                                2000
                                                                ----
EARNINGS PER SHARE

BASIC
  Earnings Per Common Share                                   $  0.56
                                                              =======
  Average common shares outstanding (millions)                  1,326
                                                              =======

DILUTED
  Earnings Per Common Share                                   $  0.54
                                                              =======
  Average common shares outstanding (millions)                  1,361
                                                              =======

Cash dividends declared per common share                      $  0.08
                                                              =======


                                                           Quarters Ended
                                                           --------------
                                                              June 30,
                                                                2000
                                                                ----
EARNINGS PER SHARE

BASIC
  Earnings Per Common Share                                   $  0.56
                                                              =======
  Average common shares outstanding (millions)                  1,328
                                                              =======

DILUTED
  Earnings Per Common Share                                   $  0.54
                                                              =======
  Average common shares outstanding (millions)                  1,361
                                                              =======

Cash dividends declared per common share                      $  0.08
                                                              =======

                       Selected Statistical Information
                                  (Unaudited)

                                                           Quarters Ended
                                                           --------------
                                                              June 30,
                                                                2001
                                                                ----

Return on Average Equity*                                        18.2%
Common Shares Outstanding (millions)                            1,324
Book Value per Common Share:
     Actual                                                   $  8.88
     Pro Forma*                                               $  8.84
Shareholders' Equity (billions)                               $  11.8


                                                           Quarters Ended
                                                           --------------
                                                              March 31,
                                                                2001
                                                                ----

Return on Average Equity*                                        23.5%
Common Shares Outstanding (millions)                            1,326
Book Value per Common Share:
     Actual                                                   $  9.02
     Pro Forma*                                               $  8.94
Shareholders' Equity (billions)                               $  12.0


                                                           Quarters Ended
                                                           --------------
                                                             December 31,
                                                                2000
                                                                ----

Return on Average Equity*                                        25.3%
Common Shares Outstanding (millions)                            1,326
Book Value per Common Share:
     Actual                                                   $  8.81
     Pro Forma*                                               $  8.92
Shareholders' Equity (billions)                               $  11.7


                                                           Quarters Ended
                                                           --------------
                                                            September 30,
                                                                2000
                                                                ----

Return on Average Equity*                                        25.5%
Common Shares Outstanding (millions)                            1,329
Book Value per Common Share:
     Actual                                                   $  8.44
     Pro Forma*                                               $  8.68
Shareholders' Equity (billions)                               $  11.2



                                                           Quarters Ended
                                                           --------------
                                                              June 30,
                                                                2000
                                                                ----

Return on Average Equity*                                        25.5%
Common Shares Outstanding (millions)                            1,333
Book Value per Common Share:
     Actual                                                   $  7.88
     Pro Forma*                                               $  8.26
Shareholders' Equity (billions)                               $  10.5


* Excludes the effect on Shareholders' Equity of SFAS No. 115 and SFAS No.
  133. The Company adopted SFAS No. 133 on January 1, 2001.


(Preliminary)               Travel Related Services
                             Statements of Income
                          (Unaudited, Managed Basis)
(Dollars in millions)
                                                 Quarters Ended
                                                    June 30,
                                                -----------------  Percentage
                                                 2001      2000    Inc/(Dec)
                                                 ----      ----    ---------
Net Revenues:
  Discount Revenue                              $ 2,007   $ 1,949    3.0 %
  Net Card Fees                                     420       411    2.2
  Lending:
    Finance Charge Revenue                        1,159       948   22.3
    Interest Expense                                408       385    6.1
                                                -------   -------
      Net Finance Charge Revenue                    751       563   33.4
  Travel Commissions and Fees                       427       507  (15.8)
  Travelers Cheque Investment Income                100        98    2.2
  Other Revenues                                    939       844   11.2
                                                -------   -------
        Total Net Revenues                        4,644     4,372    6.2
                                                -------   -------
Expenses:
  Marketing and Promotion                           269       345  (22.1)
  Provision for Losses and Claims:
    Charge Card                                     320       344   (7.3)
    Lending                                         564       332   69.7
    Other                                            25        28   (8.4)
                                                -------   -------
      Total                                         909       704   29.0
  Charge Card Interest Expense                      383       350    9.5
  Human Resources                                 1,053     1,048    0.5
  Other Operating Expenses                        1,300     1,204    8.0
                                                -------   -------
        Total Expenses                            3,914     3,651    7.2
                                                -------   -------
Pretax Income                                       730       721    1.2
Income Tax Provision                                211       216   (2.4)
                                                -------   -------
Net Income                                      $   519   $   505    2.8
                                                =======   =======


These Statements of Income are provided on a Managed Basis for analytical purposes only. They present the income statements of TRS as if there had been no securitization transactions. On a GAAP reporting basis, TRS recognized pretax gains of $84 million ($55 million after-tax) and $80 million ($52 million after-tax) in the second quarters of 2001 and 2000, respectively, related to the securitization of U.S. receivables. These gains were invested in card acquisition activities and had no material impact on Net Income or Total Expenses in either quarter. For purposes of this presentation such gains and corresponding changes in Marketing and Promotion and Other Operating Expenses have been eliminated in each quarter.


(Preliminary)               Travel Related Services
                             Statements of Income
                       (Unaudited, GAAP Reporting Basis)
(Dollars in millions)
                                                  Quarters Ended
                                                     June 30,
                                                -----------------  Percentage
                                                 2001      2000    Inc/(Dec)
                                                 ----      ----    ---------
Net Revenues:
  Discount Revenue                              $ 2,007   $ 1,949    3.0 %
  Net Card Fees                                     404       411   (1.8)
  Lending:
    Finance Charge Revenue                          467       500   (6.5)
    Interest Expense                                267       258    3.4
                                                -------   -------
      Net Finance Charge Revenue                    200       242  (17.1)
  Travel Commissions and Fees                       427       507  (15.8)
  Travelers Cheque Investment Income                100        98    2.2
  Other Revenues                                  1,358     1,117   21.6
                                                -------   -------
        Total Net Revenues                        4,496     4,324    4.0
                                                -------   -------
Expenses:
  Marketing and Promotion                           320       393  (18.7)
  Provision for Losses and Claims:
    Charge Card                                     319       302    5.7
    Lending                                         346       170      #
    Other                                            25        28   (8.4)
                                                -------   -------
      Total                                         690       500   38.0
  Charge Card Interest Expense                      387       295   31.4
  Net Discount Expense                              (17)      131      -
  Human Resources                                 1,053     1,048    0.5
  Other Operating Expenses                        1,333     1,236    7.9
                                                -------   -------
        Total Expenses                            3,766     3,603    4.6
                                                -------   -------
Pretax Income                                       730       721    1.2
Income Tax Provision                                211       216   (2.4)
                                                -------   -------
Net Income                                      $   519   $   505    2.8
                                                =======   =======

# Denotes a variance of more than 100%.


(Preliminary)
                            Travel Related Services
                       Selected Statistical Information
                                  (Unaudited)
(Amounts in billions, except percentages and where indicated)

                                                  Quarters Ended
                                                     June 30,
                                                -----------------  Percentage
                                                 2001      2000    Inc/(Dec)
                                                 ----      ----    ---------
Total Cards in Force (millions):
  United States                                    34.6      32.5    6.6%
  Outside the United States                        19.7      16.9   16.1
                                                -------   -------
      Total                                        54.3      49.4    9.9
                                                =======   =======
Basic Cards in Force (millions):
  United States                                    26.9      25.3    6.3
  Outside the United States                        15.0      12.9   16.1
                                                -------   -------
      Total                                        41.9      38.2    9.6
                                                =======   =======
Card Billed Business:
  United States                                 $  58.8   $  55.8    5.3
  Outside the United States                        18.5      18.7   (0.7)
                                                -------   -------
      Total                                     $  77.3   $  74.5    3.8
                                                =======   =======

Average Discount Rate (A)                          2.67%     2.69%     -
Average Basic Cardmember Spending (dollars) (A) $ 1,986   $ 2,085   (4.7)
Average Fee per Card - Managed (dollars) (A)    $    34   $    36   (5.6)
Non-Amex Brand (B):
  Cards in Force (millions)                         0.7       0.6    9.6
  Billed Business                               $   0.8   $   0.7   17.0
Travel Sales                                    $   4.9   $   6.2  (20.4)
  Travel Commissions and Fees/Sales (C)             8.7%      8.2%     -
Travelers Cheque:
  Sales                                         $   6.5   $   6.7   (3.5)
  Average Outstanding                           $   6.5   $   6.5   (0.9)
  Average Investments                           $   6.5   $   6.2    5.8
  Tax Equivalent Yield                              9.0%      8.9%     -
Total Debt                                      $  37.6   $  31.1   21.1
Shareholder's Equity                            $   6.7   $   6.0   12.4
Return on Average Equity (D)                       32.0%     32.2%     -
Return on Average Assets (E)                        3.0%      3.0%     -

(A) Computed from proprietary card activities only.
(B) This data relates to Visa and Eurocards issued in connection with joint venture activities.
(C) Computed from information provided herein.
(D) Excludes the effect on Shareholder's Equity of SFAS No. 115 and SFAS No.
    133. The Company adopted SFAS No. 133 on January 1, 2001.
(E) Excludes the effect on total assets of SFAS No. 115 and SFAS No. 133 to the extent that they directly affect Shareholder's Equity.


(Preliminary)               Travel Related Services
                 Selected Statistical Information (Continued)
                          (Unaudited, Managed Basis)
(Amounts in billions, except percentages and where indicated)

                                                  Quarters Ended
                                                     June 30,
                                                -----------------  Percentage
                                                 2001      2000    Inc/(Dec)
                                                 ----      ----    ---------
Charge Card Receivables:
  Total Receivables                            $  26.1    $  27.4      (4.7)%
  90 Days Past Due as a % of Total                 2.9%       2.4%        -
  Loss Reserves (millions)                     $ 1,034    $   986       4.8
    % of Receivables                               4.0%       3.6%        -
    % of 90 Days Past Due                          138%       153%        -
  Net Loss Ratio                                  0.42%      0.36%        -

U.S. Lending:
  Total Loans                                  $  31.2    $  25.9   $  20.3
  Past Due Loans as a % of Total:
    30-89 Days                                     1.9%       1.6%        -
    90+ Days                                       1.0%       0.8%        -
  Loss Reserves (millions):
    Beginning Balance                          $   907    $   689      31.5
      Provision                                    495        268      84.4
      Net Charge-Offs/Other                       (443)      (271)     62.9

                                               --------   --------
    Ending Balance                             $   959    $   686      39.8
                                               ========   ========
    % of Loans                                     3.1%       2.6%        -
    % of Past Due                                  107%       109%        -
  Average Loans                                $  30.3    $  25.2      19.9
  Net Write-Off Rate                               5.7%       4.4%        -
  Net Interest Yield                               8.6%       7.4%        -


(Preliminary)               Travel Related Services
                             Statements of Income
                          (Unaudited, Managed Basis)
(Dollars in millions)
                                                           Quarters Ended
                                                           --------------
                                                              June 30,
                                                                2001
                                                                ----
Net Revenues:
  Discount Revenue                                            $ 2,007
  Net Card Fees                                                   420
  Lending:
    Finance Charge Revenue                                      1,159
    Interest Expense                                              408
                                                              --------
      Net Finance Charge Revenue                                  751
  Travel Commissions and Fees                                     427
  Travelers Cheque Investment Income                              100
  Other Revenues                                                  939
                                                              --------
        Total Net Revenues                                      4,644
                                                              --------
Expenses:
  Marketing and Promotion                                         269
  Provision for Losses and Claims:
    Charge Card                                                   320
    Lending                                                       564
    Other                                                          25
                                                              --------
      Total                                                       909
  Charge Card Interest Expense                                    383
  Human Resources                                               1,053
  Other Operating Expenses                                      1,300
                                                              --------
        Total Expenses                                          3,914
                                                              --------
Pretax Income                                                     730
Income Tax Provision                                              211
                                                              --------
Net Income                                                    $   519
                                                              ========


                                                           Quarters Ended
                                                           --------------
                                                              March 31,
                                                                2001
                                                                ----
Net Revenues:
  Discount Revenue                                            $ 1,925
  Net Card Fees                                                   422
  Lending:
    Finance Charge Revenue                                      1,120
    Interest Expense                                              429
                                                              --------
      Net Finance Charge Revenue                                  691
  Travel Commissions and Fees                                     418
  Travelers Cheque Investment Income                               98
  Other Revenues                                                  911
                                                              --------
         Total Net Revenues                                     4,465
                                                              --------
Expenses:
  Marketing and Promotion                                         296
  Provision for Losses and Claims:
    Charge Card                                                   285
    Lending                                                       501
    Other                                                          24
                                                              --------
      Total                                                       810
  Charge Card Interest Expense                                    393
  Human Resources                                               1,034
  Other Operating Expenses                                      1,195
                                                              --------
        Total Expenses                                          3,728
                                                              --------
Pretax Income                                                     737
Income Tax Provision                                              215
                                                              --------
Net Income                                                    $   522
                                                              ========



                                                         Quarters Ended
                                                         --------------
                                                            December 31,
                                                               2000
                                                               ----
Net Revenues:
  Discount Revenue                                            $ 2,062
  Net Card Fees                                                   417
  Lending:
    Finance Charge Revenue                                      1,090
    Interest Expense                                              448
                                                              --------
      Net Finance Charge Revenue                                  642
  Travel Commissions and Fees                                     442
  Travelers Cheque Investment Income                               95
  Other Revenues                                                  885
                                                              --------
        Total Net Revenues                                      4,543
                                                              --------
Expenses:
  Marketing and Promotion                                         314
  Provision for Losses and Claims:
    Charge Card                                                   262
    Lending                                                       432
    Other                                                          19
                                                              --------
      Total                                                       713
  Charge Card Interest Expense                                    383
  Human Resources                                               1,046
  Other Operating Expenses                                      1,446
                                                              --------
        Total Expenses                                          3,902
                                                              --------
Pretax Income                                                     641
Income Tax Provision                                              171
                                                              --------
Net Income                                                    $   470
                                                              ========



                                                           Quarters Ended
                                                           --------------
                                                            September 30,
                                                                 2000
                                                                 ----
Net Revenues:
  Discount Revenue                                            $ 1,963
  Net Card Fees                                                   420
  Lending:
    Finance Charge Revenue                                      1,052
    Interest Expense                                              429
                                                              --------
      Net Finance Charge Revenue                                  623
  Travel Commissions and Fees                                     433
  Travelers Cheque Investment Income                              103
  Other Revenues                                                  858
                                                              --------
        Total Net Revenues                                      4,400
                                                              --------
Expenses:
  Marketing and Promotion                                         358
  Provision for Losses and Claims:
    Charge Card                                                   273
    Lending                                                       386
    Other                                                          29
                                                              --------
      Total                                                       688
  Charge Card Interest Expense                                    362
  Human Resources                                               1,017
  Other Operating Expenses                                      1,254
                                                              --------
        Total Expenses                                          3,679
                                                              --------
Pretax Income                                                     721
Income Tax Provision                                              214
                                                              --------
Net Income                                                    $   507
                                                              ========



                                                           Quarters Ended
                                                           --------------
                                                              June 30,
                                                                2000
                                                                ----
Net Revenues:
  Discount Revenue                                            $ 1,949
  Net Card Fees                                                   411
  Lending:
    Finance Charge Revenue                                        948
    Interest Expense                                              385
                                                              --------
      Net Finance Charge Revenue                                  563
  Travel Commissions and Fees                                     507
  Travelers Cheque Investment Income                               98
  Other Revenues                                                  844
                                                              --------
        Total Net Revenues                                      4,372
                                                              --------
Expenses:
  Marketing and Promotion                                         345
  Provision for Losses and Claims:
    Charge Card                                                   344
    Lending                                                       332
    Other                                                          28
                                                              --------
      Total                                                       704
  Charge Card Interest Expense                                    350
  Human Resources                                               1,048
  Other Operating Expenses                                      1,204
                                                              --------
        Total Expenses                                          3,651
                                                              --------
Pretax Income                                                     721
Income Tax Provision                                              216
                                                              --------
Net Income                                                    $   505
                                                              ========


These Statements of Income are provided on a Managed Basis for analytical purposes only. They present the income statements of TRS as if there had been no securitization transactions. On a GAAP reporting basis, TRS recognized pretax gains of $84 million ($55 million after-tax) in the second quarter of 2001, $42 million ($27 million after-tax) in the first quarter of 2001, $26 million ($17 million after-tax) in the third quarter of 2000 and $80 million ($52 million after-tax) in the second quarter of 2000, related to the securitization of U.S. receivables. These gains were invested in card acquisition activities and had no material impact on Net Income or Total Expenses in any quarter. For purposes of this presentation such gains and corresponding changes in Marketing and Promotion and Other Operating Expenses have been eliminated in each quarter.


(Preliminary)               Travel Related Services
                             Statements of Income
                       (Unaudited, GAAP Reporting Basis)
(Dollars in millions)
                                                          Quarters Ended
                                                          --------------
                                                             June 30,
                                                               2001
                                                               ----
Net Revenues:
  Discount Revenue                                            $ 2,007
  Net Card Fees                                                   404
  Lending:
    Finance Charge Revenue                                        467
    Interest Expense                                              267
                                                              --------
      Net Finance Charge Revenue                                  200
  Travel Commissions and Fees                                     427
  Travelers Cheque Investment Income                              100
  Other Revenues                                                1,358
                                                              --------
        Total Net Revenues                                      4,496
                                                              --------
Expenses:
  Marketing and Promotion                                         320
  Provision for Losses and Claims:
    Charge Card                                                   319
    Lending                                                       346
    Other                                                          25
                                                              --------
      Total                                                       690
  Charge Card Interest Expense                                    387
  Net Discount Expense                                            (17)
  Human Resources                                               1,053
  Other Operating Expenses                                      1,333
                                                              --------
        Total Expenses                                          3,766
                                                              --------
Pretax Income                                                     730
Income Tax Provision                                              211
                                                              --------
Net Income                                                    $   519
                                                              ========


                                                          Quarters Ended
                                                          --------------
                                                              March 31,
                                                                2001
                                                                ----
Net Revenues:
  Discount Revenue                                            $ 1,925
  Net Card Fees                                                   422
  Lending:
    Finance Charge Revenue                                        518
    Interest Expense                                              278
                                                              --------
      Net Finance Charge Revenue                                  240
  Travel Commissions and Fees                                     418
  Travelers Cheque Investment Income                               98
  Other Revenues                                                1,223
                                                              --------
        Total Net Revenues                                      4,326
                                                              --------
Expenses:
  Marketing and Promotion                                         321
  Provision for Losses and Claims:
    Charge Card                                                   249
    Lending                                                       287
    Other                                                          24
                                                              --------
      Total                                                       560
  Charge Card Interest Expense                                    349
  Net Discount Expense                                            113
  Human Resources                                               1,034
  Other Operating Expenses                                      1,212
                                                              --------
        Total Expenses                                          3,589
                                                              --------
Pretax Income                                                     737
Income Tax Provision                                              215
                                                              --------
Net Income                                                    $   522
                                                              ========


                                                          Quarters Ended
                                                          --------------
                                                            December 31,
                                                                2000
                                                                ----
Net Revenues:
  Discount Revenue                                            $ 2,062
  Net Card Fees                                                   417
  Lending:
    Finance Charge Revenue                                        498
    Interest Expense                                              277
                                                              --------
      Net Finance Charge Revenue                                  221
  Travel Commissions and Fees                                     442
  Travelers Cheque Investment Income                               95
  Other Revenues                                                1,184
                                                              --------
        Total Net Revenues                                      4,421
                                                              --------
Expenses:
  Marketing and Promotion                                         314
  Provision for Losses and Claims:
    Charge Card                                                   228
    Lending                                                       277
    Other                                                          19
                                                              --------
      Total                                                       524
  Charge Card Interest Expense                                    336
  Net Discount Expense                                            114
  Human Resources                                               1,046
  Other Operating Expenses                                      1,446
                                                              --------
        Total Expenses                                          3,780
                                                              --------
Pretax Income                                                     641
Income Tax Provision                                              171
                                                              --------
Net Income                                                    $   470
                                                              ========


                                                          Quarters Ended
                                                          --------------
                                                           September 30,
                                                               2000
                                                               ----
Net Revenues:
  Discount Revenue                                            $ 1,963
  Net Card Fees                                                   418
  Lending:
    Finance Charge Revenue                                        504
    Interest Expense                                              272
                                                              --------
      Net Finance Charge Revenue                                  232
  Travel Commissions and Fees                                     433
  Travelers Cheque Investment Income                              103
  Other Revenues                                                1,190
                                                              --------
        Total Net Revenues                                      4,339
                                                              --------
Expenses:
  Marketing and Promotion                                         373
  Provision for Losses and Claims:
    Charge Card                                                   236
    Lending                                                       267
    Other                                                          29
                                                              --------
      Total                                                       532
  Charge Card Interest Expense                                    312
  Net Discount Expense                                            119
  Human Resources                                               1,017
  Other Operating Expenses                                      1,265
                                                              --------
        Total Expenses                                          3,618
                                                              --------
Pretax Income                                                     721
Income Tax Provision                                              214
                                                              --------
Net Income                                                    $   507
                                                              ========


                                                          Quarters Ended
                                                          --------------
                                                              June 30,
                                                                2000
                                                                ----
Net Revenues:
  Discount Revenue                                            $ 1,949
  Net Card Fees                                                   411
  Lending:
    Finance Charge Revenue                                        500
    Interest Expense                                              258
                                                              --------
      Net Finance Charge Revenue                                  242
  Travel Commissions and Fees                                     507
  Travelers Cheque Investment Income                               98
  Other Revenues                                                1,117
                                                              --------
        Total Net Revenues                                      4,324
                                                              --------
Expenses:
  Marketing and Promotion                                         393
  Provision for Losses and Claims:
    Charge Card                                                   302
    Lending                                                       170
    Other                                                          28
                                                              --------
      Total                                                       500
  Charge Card Interest Expense                                    295
  Net Discount Expense                                            131
  Human Resources                                               1,048
  Other Operating Expenses                                      1,236
                                                              --------
        Total Expenses                                          3,603
                                                              --------
Pretax Income                                                     721
Income Tax Provision                                              216
                                                              --------
Net Income                                                    $   505
                                                              ========

(Preliminary)               Travel Related Services
                       Selected Statistical Information
                                  (Unaudited)
(Amounts in billions, except percentages and where indicated)

                                                           Quarters Ended
                                                           --------------
                                                              June 30,
                                                                2001
                                                                ----
Total Cards in Force (millions):
  United States                                                  34.6
  Outside the United States                                      19.7
                                                              --------
      Total                                                      54.3
                                                              ========
Basic Cards in Force (millions):
  United States                                                  26.9
  Outside the United States                                      15.0
                                                              --------
      Total                                                      41.9
                                                              ========
Card Billed Business:
  United States                                               $  58.8
  Outside the United States                                      18.5
                                                              --------
      Total                                                   $  77.3
                                                              ========
Average Discount Rate (A)                                        2.67%
Average Basic Cardmember Spending (dollars) (A)               $ 1,986
Average Fee per Card - Managed (dollars) (A)                  $    34
Non-Amex Brand (B):
  Cards in Force (millions)                                       0.7
  Billed Business                                             $   0.8
Travel Sales                                                  $   4.9
  Travel Commissions and Fees/Sales (C)                           8.7%
Travelers Cheque:
  Sales                                                       $   6.5
  Average Outstanding                                         $   6.5
  Average Investments                                         $   6.5
  Tax Equivalent Yield                                            9.0%
Total Debt                                                    $  37.6
Shareholder's Equity                                          $   6.7
Return on Average Equity (D)                                     32.0%
Return on Average Assets (E)                                      3.0%


                                                           Quarters Ended
                                                           --------------
                                                              March 31,
                                                                2001
                                                                ----
Total Cards in Force (millions):
  United States                                                  34.2
  Outside the United States                                      19.0
                                                              --------
      Total                                                      53.2
                                                              ========
Basic Cards in Force (millions):
  United States                                                  26.9
  Outside the United States                                      14.4
                                                              --------
      Total                                                      41.3
                                                              ========
Card Billed Business:
  United States                                               $  55.6
  Outside the United States                                      18.4
                                                              --------
      Total                                                   $  74.0
                                                              ========
Average Discount Rate (A)                                        2.68%
Average Basic Cardmember Spending (dollars) (A)               $ 1,933
Average Fee per Card - Managed (dollars) (A)                  $    35
Non-Amex Brand (B):
  Cards in Force (millions)                                       0.6
  Billed Business                                             $   0.8
Travel Sales                                                  $   5.0
  Travel Commissions and Fees/Sales (C)                           8.4%
Travelers Cheque:
  Sales                                                       $   5.0
  Average Outstanding                                         $   6.1
  Average Investments                                         $   6.3
  Tax Equivalent Yield                                            9.1%
Total Debt                                                    $  35.5
Shareholder's Equity                                          $   6.7
Return on Average Equity (D)                                     33.0%
Return on Average Assets (E)                                      3.1%


                                                           Quarters Ended
                                                           --------------
                                                            December 31,
                                                               2000
                                                               ----
Total Cards in Force (millions):
  United States                                                  33.3
  Outside the United States                                      18.4
                                                              --------
      Total                                                      51.7
                                                              ========
Basic Cards in Force (millions):
  United States                                                  26.3
  Outside the United States                                      13.9
                                                              --------
      Total                                                      40.2
                                                              ========
Card Billed Business:
  United States                                               $  59.0
  Outside the United States                                      20.0
                                                              --------
      Total                                                   $  79.0
                                                              ========
Average Discount Rate (A)                                        2.69%
Average Basic Cardmember Spending (dollars) (A)               $ 2,113
Average Fee per Card - Managed (dollars) (A)                  $    35
Non-Amex Brand (B):
  Cards in Force (millions)                                       0.6
  Billed Business                                             $   1.1
Travel Sales                                                  $   5.5
  Travel Commissions and Fees/Sales (C)                           8.0%
Travelers Cheque:
  Sales                                                       $   5.1
  Average Outstanding                                         $   6.2
  Average Investments                                         $   6.2
  Tax Equivalent Yield                                            9.1%
Total Debt                                                    $  40.0
Shareholder's Equity                                          $   6.6
Return on Average Equity (D)                                     33.0%
Return on Average Assets (E)                                      3.0%


                                                           Quarters Ended
                                                           --------------
                                                           September 30,
                                                               2000
                                                               ----
Total Cards in Force (millions):
  United States                                                  32.9
  Outside the United States                                      17.5
                                                              --------
      Total                                                      50.4
                                                              ========
Basic Cards in Force (millions):
  United States                                                  25.8
  Outside the United States                                      13.4
                                                              --------
      Total                                                      39.2
                                                              ========
Card Billed Business:
  United States                                               $  56.2
  Outside the United States                                      18.6
                                                              --------
      Total                                                   $  74.8
                                                              ========
Average Discount Rate (A)                                        2.70%
Average Basic Cardmember Spending (dollars) (A)               $ 2,041
Average Fee per Card - Managed (dollars) (A)                  $    36
Non-Amex Brand (B):
  Cards in Force (millions)                                       0.6
  Billed Business                                             $   0.8
Travel Sales                                                  $   5.4
  Travel Commissions and Fees/Sales (C)                           8.0%
Travelers Cheque:
  Sales                                                       $   7.7
  Average Outstanding                                         $   6.9
  Average Investments                                         $   6.7
  Tax Equivalent Yield                                            8.8%
Total Debt                                                    $  35.2
Shareholder's Equity                                          $   6.3
Return on Average Equity (D)                                     32.6%
Return on Average Assets (E)                                      3.0%


                                                           Quarters Ended
                                                           --------------
                                                                June 30,
                                                                2000
                                                                ----
Total Cards in Force (millions):
  United States                                                  32.5
  Outside the United States                                      16.9
                                                              --------
      Total                                                      49.4
                                                              ========
Basic Cards in Force (millions):
  United States                                                  25.3
  Outside the United States                                      12.9
                                                              --------
      Total                                                      38.2
                                                              ========
Card Billed Business:
  United States                                               $  55.8
  Outside the United States                                      18.7
                                                              --------
      Total                                                   $  74.5
                                                              ========
Average Discount Rate (A)                                        2.69%
Average Basic Cardmember Spending (dollars) (A)               $ 2,085
Average Fee per Card - Managed (dollars) (A)                  $    36
Non-Amex Brand (B):
  Cards in Force (millions)                                       0.6
  Billed Business                                             $   0.7
Travel Sales                                                  $   6.2
  Travel Commissions and Fees/Sales (C)                           8.2%
Travelers Cheque:
  Sales                                                       $   6.7
  Average Outstanding                                         $   6.5
  Average Investments                                         $   6.2
  Tax Equivalent Yield                                            8.9%
Total Debt                                                    $  31.1
Shareholder's Equity                                          $   6.0
Return on Average Equity (D)                                     32.2%
Return on Average Assets (E)                                      3.0%


(A)  Computed from proprietary card activities only.
(B) This data relates to Visa and Eurocards issued in connection with joint venture activities.
(C)  Computed from information provided herein.
(D)  Excludes the effect on Shareholder's Equity of SFAS No. 115 and SFAS No.
     133. The Company adopted SFAS No. 133 on January 1, 2001.
(E) Excludes the effect on total assets of SFAS No. 115 and SFAS No. 133 to the extent that they directly affect Shareholder's Equity.


(Preliminary)             Travel Related Services
                 Selected Statistical Information (Continued)
                          (Unaudited, Managed Basis)
(Amounts in billions, except percentages and where indicated)

                                                   Quarters Ended
                                                  ---------------
                                                   June 30,
                                                    2001
                                                    ----
Charge Card Receivables:
  Total Receivables                              $  26.1
  90 Days Past Due as a % of Total                   2.9%
  Loss Reserves (millions)                       $ 1,034
    % of Receivables                                 4.0%
    % of 90 Days Past Due                            138%
  Net Loss Ratio                                    0.42%

U.S. Lending:
  Total Loans                                    $  31.2
  Past Due Loans as a % of Total:
    30-89 Days                                       1.9%
    90+ Days                                         1.0%
  Loss Reserves (millions):
    Beginning Balance                            $   907
      Provision                                      495
      Net Charge-Offs/Other                         (443)
                                                 --------
    Ending Balance                               $   959
                                                 ========
    % of Loans                                       3.1%
    % of Past Due                                    107%
  Average Loans                                  $  30.3
  Net Write-Off Rate                                 5.7%
  Net Interest Yield                                 8.6%


                                                 Quarters Ended
                                                 --------------
                                                    March 31,
                                                      2001
                                                      ----
Charge Card Receivables:
  Total Receivables                              $     26.4
  90 Days Past Due as a % of Total                      2.7 %
  Loss Reserves (millions)                       $    1,004
    % of Receivables                                    3.8 %
    % of 90 Days Past Due                               139 %
  Net Loss Ratio                                       0.35 %

U.S. Lending:
  Total Loans                                    $     30.2
  Past Due Loans as a % of Total:
    30-89 Days                                          2.0 %
    90+ Days                                            0.9 %
  Loss Reserves (millions):
    Beginning Balance                            $      820
      Provision                                         426
      Net Charge-Offs/Other                            (339)
                                                 -----------
    Ending Balance                               $      907
                                                 ===========
    % of Loans                                          3.0 %
    % of Past Due                                       103 %
  Average Loans                                  $     28.9
  Net Write-Off Rate                                    5.1 %
  Net Interest Yield                                    8.3 %



                                                 Quarters Ended
                                                 --------------
                                                  December 31,
                                                     2000
                                                     ----
Charge Card Receivables:
 Total Receivables                               $      29.0
 90 Days Past Due as a % of Total                        2.3 %
 Loss Reserves (millions)                        $       964
   % of Receivables                                      3.3 %
   % of 90 Days Past Due                                 142 %
 Net Loss Ratio                                         0.36 %

U.S. Lending:
 Total Loans                                     $      28.7
 Past Due Loans as a % of Total:
   30-89 Days                                            1.9 %
   90+ Days                                              0.9 %
 Loss Reserves (millions):
   Beginning Balance                             $       731
     Provision                                           377
     Net Charge-Offs/Other                              (288)
                                                 -----------
   Ending Balance                                $       820
                                                 ===========
   % of Loans                                            2.9 %
   % of Past Due                                         104 %
 Average Loans                                   $      27.6
 Net Write-Off Rate                                      4.4 %
 Net Interest Yield                                      7.7 %


                                                 Quarters Ended
                                                 --------------
                                                  September 30,
                                                     2000
                                                     ----
Charge Card Receivables:
 Total Receivables                               $      28.1
 90 Days Past Due as a % of Total                        2.3 %
 Loss Reserves (millions)                        $       987
   % of Receivables                                      3.5 %
   % of 90 Days Past Due                                 152 %
 Net Loss Ratio                                         0.37 %

U.S. Lending:
 Total Loans                                     $      27.1
 Past Due Loans as a % of Total:
   30-89 Days                                            1.8 %
   90+ Days                                              0.8 %
 Loss Reserves (millions):
   Beginning Balance                             $       686
     Provision                                           328
     Net Charge-Offs/Other                              (283)
                                                 -----------
   Ending Balance                                $       731
                                                 ===========
   % of Loans                                            2.7 %
   % of Past Due                                         103 %
 Average Loans                                   $      26.6
 Net Write-Off Rate                                      4.3 %
 Net Interest Yield                                      7.8 %



                                                 Quarters Ended
                                                 -----------
                                                   June 30,
                                                     2000
                                                     ----
Charge Card Receivables:
  Total Receivables                              $      27.4
  90 Days Past Due as a % of Total                       2.4 %
  Loss Reserves (millions)                       $       986
    % of Receivables                                     3.6 %
    % of 90 Days Past Due                                153 %
  Net Loss Ratio                                        0.36 %

U.S. Lending:
  Total Loans                                    $      25.9
  Past Due Loans as a % of Total:
    30-89 Days                                           1.6 %
    90+ Days                                             0.8 %
  Loss Reserves (millions):
    Beginning Balance                            $       689
      Provision                                          268
      Net Charge-Offs/Other                             (271)
                                                 -----------
    Ending Balance                               $      686
                                                 ===========
    % of Loans                                           2.6 %
    % of Past Due                                        109 %
  Average Loans                                  $      25.2
  Net Write-Off Rate                                     4.4 %
  Net Interest Yield                                     7.4 %



(Preliminary)           American Express Financial Advisors
                              Statements of Income
                                   (Unaudited)
(Dollars in millions)

                                              Quarters Ended
                                                 June 30,
                                      --------------------------   Percentage
                                          2001          2000        Inc/(Dec)
                                          ----          ----        ---------
Net Revenues:
  Investment Income                   $      (246)    $     592         - %
  Management and Distribution Fees            623           701     (11.3)
  Other Revenues                              290           248      16.8
                                      ------------    ----------
    Total Revenues                            667         1,541     (56.8)
  Provision for Losses and Benefits:
    Annuities                                 255           254       0.2
    Insurance                                 152           138      10.3
    Investment Certificates                    98            68      43.6
                                      ------------    ----------
      Total                                   505           460       9.6
                                      ------------    ----------
    Net Revenues                              162         1,081     (85.0)
                                      ------------    ----------

Expenses:
  Human Resources                             496           528      (6.0)
  Other Operating Expenses                    174           156      10.8
                                      ------------    ----------
    Total Expenses                            670           684      (2.2)
                                      ------------    ----------
Pretax (Loss) Income                         (508)          397         -
Income Tax (Benefit) Provision               (201)          122         -
                                      ------------    ----------
Net (Loss) Income                     $      (307)    $     275         -
                                      ============    ==========


(Preliminary)          American Express Financial Advisors
                        Selected Statistical Information
                                   (Unaudited)
(Dollars in millions, except where indicated)
                                                      Quarters Ended
                                                           June 30,
                                                 -----------------------       Percentage
                                                  2001              2000        Inc/(Dec)
                                                  ----              ----        --------

Investments (billions)                         $    33.6       $    30.0         10.6 %
Client Contract Reserves (billions)            $    32.1       $    31.0          3.3
Shareholder's Equity (billions)                $     4.6       $     4.0         13.7
Return on Average Equity*                            5.4 %          23.1 %          -

Life Insurance in Force (billions)             $   102.3       $    93.8          9.1
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions            $    54.3       $    56.1         (3.2)
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                     28.9            36.5        (20.8)
        Other Owned Assets                          41.6            39.9          4.1
                                              -----------      ----------
          Total Owned Assets                        70.5            76.4         (7.8)
      Managed Assets                               104.0           119.6        (13.1)
      Administered Assets                           33.0            34.1         (3.1)
                                              -----------      ----------
        Total                                  $   261.8        $  286.2         (8.5)
                                              ===========      ==========
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                    $   1,248        $ (2,301)           -
    Other Owned Assets                         $     229        $    (90)           -
  Total Managed Assets                         $   4,552        $ (6,488)           -

Cash Sales:
  Mutual Funds                                 $   8,394        $ 10,376        (19.1)
  Annuities                                        1,588           1,566          1.4
  Investment Certificates                          1,017             871         16.7
  Life and Other Insurance Products                  233             219          6.3
  Institutional                                    1,265           1,557        (18.8)
  Other                                            1,058             661         60.2
                                              -----------       ---------
Total Cash Sales                               $  13,555        $ 15,250        (11.1)
                                              ===========       =========

Number of Financial Advisors                      11,646          11,486          1.4
Fees from Financial Plans and Advice Services  $    29.7        $   23.9         24.5
Percentage of Total Sales from Financial Plans
  and Advice Services                               72.3 %          66.1 %          -


* Excludes the effect on Shareholder's Equity of SFAS No. 115 and SFAS No.
  133. The Company adopted SFAS No. 133 on January 1, 2001.


(Preliminary)           American Express Financial Advisors
                              Statements of Income
                                   (Unaudited)
(Dollars in millions)
                                                    Quarters Ended
                                                  -----------------
                                                      June 30,
                                                        2001
                                                        ----
Net Revenues:
  Investment Income                                $          (246)
  Management and Distribution Fees                             623
  Other Revenues                                               290
                                                  -----------------
    Total Revenues                                             667
  Provision for Losses and Benefits:
    Annuities                                                  255
    Insurance                                                  152
    Investment Certificates                                     98
                                                  -----------------
      Total                                                    505
                                                  -----------------
    Net Revenues                                               162
                                                  -----------------

Expenses:
  Human Resources                                              496
  Other Operating Expenses                                     174
                                                  -----------------
    Total Expenses                                             670
                                                  -----------------
Pretax (Loss) Income                                          (508)
Income Tax (Benefit) Provision                                (201)
                                                  -----------------
Net (Loss) Income                                  $          (307)
                                                  =================


                                                    Quarters Ended
                                                   -----------------
                                                     March 31,
                                                        2001
                                                        ----
Net Revenues:
  Investment Income                                $           368
  Management and Distribution Fees                             638
  Other Revenues                                               277
                                                  -----------------
    Total Revenues                                           1,283
  Provision for Losses and Benefits:
    Annuities                                                  238
    Insurance                                                  157
    Investment Certificates                                     82
                                                  -----------------
      Total                                                    477
                                                  -----------------
    Net Revenues                                               806
                                                  -----------------

Expenses:
  Human Resources                                              548
  Other Operating Expenses                                     188
                                                  -----------------
    Total Expenses                                             736
                                                  -----------------
Pretax (Loss) Income                                            70
Income Tax (Benefit) Provision                                  19
                                                  -----------------
Net (Loss) Income                                  $            51
                                                  =================



                                                    Quarters Ended
                                                  -----------------
                                                     December 31,
                                                        2000
                                                        ----
Net Revenues:
  Investment Income                                $           546
  Management and Distribution Fees                             722
  Other Revenues                                               273
                                                   ----------------
    Total Revenues                                           1,541
  Provision for Losses and Benefits:
    Annuities                                                  251
    Insurance                                                  134
    Investment Certificates                                     90
                                                   ----------------
      Total                                                    475
                                                   ----------------
    Net Revenues                                             1,066
                                                   ----------------

Expenses:
  Human Resources                                              540
  Other Operating Expenses                                     182
                                                   ----------------
    Total Expenses                                             722
                                                   ----------------
Pretax (Loss) Income                                           344
Income Tax (Benefit) Provision                                 102
                                                   ----------------
Net (Loss) Income                                  $           242
                                                   ================


                                                    Quarters Ended
                                                  -----------------
                                                    September 30,
                                                        2000
                                                        ----
Net Revenues:
  Investment Income                                $           582
  Management and Distribution Fees                             700
  Other Revenues                                               258
                                                  -----------------
    Total Revenues                                           1,540
  Provision for Losses and Benefits:
    Annuities                                                  253
    Insurance                                                  146
    Investment Certificates                                     89
                                                  -----------------
      Total                                                    488
                                                  -----------------
    Net Revenues                                             1,052
                                                  -----------------

Expenses:
  Human Resources                                              527
  Other Operating Expenses                                     138
                                                  -----------------
    Total Expenses                                             665
                                                  -----------------
Pretax (Loss) Income                                           387
Income Tax (Benefit) Provision                                 118
                                                  -----------------
Net (Loss) Income                                  $           269
                                                  =================


                                                    Quarters Ended
                                                  -----------------
                                                      June 30,
                                                        2000
                                                        ----
Net Revenues:
  Investment Income                                $           592
  Management and Distribution Fees                             701
  Other Revenues                                               248
                                                  -----------------
    Total Revenues                                           1,541
  Provision for Losses and Benefits:
    Annuities                                                  254
    Insurance                                                  138
    Investment Certificates                                     68
                                                  -----------------
      Total                                                    460
                                                  -----------------
    Net Revenues                                             1,081
                                                  -----------------

Expenses:
  Human Resources                                              528
  Other Operating Expenses                                     156
                                                  -----------------
    Total Expenses                                             684
                                                  -----------------
Pretax (Loss) Income                                           397
Income Tax (Benefit) Provision                                 122
                                                  -----------------
Net (Loss) Income                                  $           275
                                                  =================



(Preliminary)          American Express Financial Advisors
                        Selected Statistical Information
                                   (Unaudited)
(Dollars in millions, except where indicated)

                                                    Quarters Ended
                                                   ------------------
                                                       June 30,
                                                         2001
                                                         ----

Investments (billions)                                      $  33.6
Client Contract Reserves (billions)                         $  32.1
Shareholder's Equity (billions)                             $   4.6
Return on Average Equity*                                       5.4 %

Life Insurance in Force (billions)                          $ 102.3
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                         $  54.3
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                                28.9
        Other Owned Assets                                     41.6
                                                   -----------------
          Total Owned Assets                                   70.5
      Managed Assets                                          104.0
      Administered Assets                                      33.0
                                                   -----------------
        Total                                               $ 261.8
                                                   =================
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                                 $ 1,248
    Other Owned Assets                                        $ 229
  Total Managed Assets                                      $ 4,552

Cash Sales:
  Mutual Funds                                              $ 8,394
  Annuities                                                   1,588
  Investment Certificates                                     1,017
  Life and Other Insurance Products                             233
  Institutional                                               1,265
  Other                                                       1,058
                                                   -----------------
Total Cash Sales                                            $13,555
                                                   =================

Number of Financial Advisors                                 11,646
Fees from Financial Plans and Advice Services               $  29.7
Percentage of Total Sales from Financial Plans
  and Advice Services                                          72.3 %


                                                   Quarters Ended
                                                   -----------------
                                                      March 31,
                                                         2001
                                                         ----

Investments (billions)                                     $   31.2
Client Contract Reserves (billions)                        $   31.7
Shareholder's Equity (billions)                            $    4.7
Return on Average Equity*                                      17.8 %

Life Insurance in Force (billions)                         $  100.0
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                        $   53.7
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                                27.4
        Other Owned Assets                                     42.0
                                                   -----------------
          Total Owned Assets                                   69.4
      Managed Assets                                           99.8
      Administered Assets                                      30.8
                                                   -----------------
        Total                                              $  253.7
                                                   =================
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                                $ (5,204)
    Other Owned Assets                                     $    608
  Total Managed Assets                                     $(16,657)**

Cash Sales:
  Mutual Funds                                             $  9,889
  Annuities                                                   1,381
  Investment Certificates                                       954
  Life and Other Insurance Products                             244
  Institutional                                               2,506
  Other                                                       1,955
                                                   -----------------
Total Cash Sales                                           $ 16,929
                                                   =================

Number of Financial Advisors                                 12,052
Fees from Financial Plans and Advice Services              $   27.6
Percentage of Total Sales from Financial Plans
  and Advice Services                                          73.0 %



                                                   Quarters Ended
                                                   ----------------
                                                    December 31,
                                                        2000
                                                        ----

Investments (billions)                                    $   30.5
Client Contract Reserves (billions)                       $   31.4
Shareholder's Equity (billions)                           $    4.4
Return on Average Equity*                                     22.6 %

Life Insurance in Force (billions)                        $   98.1
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                       $   55.0
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                               32.3
        Other Owned Assets                                    41.3
                                                   ----------------
          Total Owned Assets                                  73.6
      Managed Assets                                         112.0
      Administered Assets                                     34.4
                                                   ----------------
        Total                                             $  275.0
                                                   ================
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                               $ (4,937)
    Other Owned Assets                                    $    153
  Total Managed Assets                                    $(14,923)

Cash Sales:
  Mutual Funds                                            $  9,890
  Annuities                                                  1,493
  Investment Certificates                                      722
  Life and Other Insurance Products                            225
  Institutional                                              1,571
  Other                                                      1,508
                                                   ----------------
Total Cash Sales                                          $ 15,409
                                                   ================

Number of Financial Advisors                                12,663
Fees from Financial Plans and Advice Services             $   21.4
Percentage of Total Sales from Financial Plans
  and Advice Services                                         70.3 %


                                                   Quarters Ended
                                                   -----------------
                                                    September 30,
                                                         2000
                                                         ----

Investments (billions)                                    $    30.0
Client Contract Reserves (billions)                       $    31.4
Shareholder's Equity (billions)                           $     4.2
Return on Average Equity*                                      23.1 %

Life Insurance in Force (billions)                        $    95.8
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                       $    56.7
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                                36.6
        Other Owned Assets                                     40.6
                                                   -----------------
          Total Owned Assets                                   77.2
      Managed Assets                                          122.0
      Administered Assets                                      38.0
                                                   -----------------
        Total                                             $   293.9
                                                   =================
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                               $    (203)
    Other Owned Assets                                    $     163
  Total Managed Assets                                    $     (76)

Cash Sales:
  Mutual Funds                                            $  11,698
  Annuities                                                   1,465
  Investment Certificates                                       868
  Life and Other Insurance Products                             220
  Institutional                                               1,922
  Other                                                         815
                                                   -----------------
Total Cash Sales                                          $  16,988
                                                   =================

Number of Financial Advisors                                 12,137
Fees from Financial Plans and Advice Services             $    26.1
Percentage of Total Sales from Financial Plans
  and Advice Services                                          69.2 %



                                                   Quarters Ended
                                                   -----------------
                                                       June 30,
                                                         2000
                                                         ----

Investments (billions)                                   $     30.0
Client Contract Reserves (billions)                      $     31.0
Shareholder's Equity (billions)                          $      4.0
Return on Average Equity*                                      23.1 %

Life Insurance in Force (billions)                       $     93.8
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                      $     56.1
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                                36.5
        Other Owned Assets                                     39.9
                                                   -----------------
          Total Owned Assets                                   76.4
      Managed Assets                                          119.6
      Administered Assets                                      34.1
                                                   -----------------
        Total                                           $     286.2
                                                   =================
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                             $    (2,301)
    Other Owned Assets                                  $       (90)
  Total Managed Assets                                  $    (6,488)

Cash Sales:
  Mutual Funds                                          $    10,376
  Annuities                                                   1,566
  Investment Certificates                                       871
  Life and Other Insurance Products                             219
  Institutional                                               1,557
  Other                                                         661
                                                   -----------------
Total Cash Sales                                        $    15,250
                                                   =================

Number of Financial Advisors                                 11,486
Fees from Financial Plans and Advice Services           $      23.9
Percentage of Total Sales from Financial Plans
  and Advice Services                                          66.1 %


*  Excludes the effect on Shareholder's Equity of SFAS No. 115 and SFAS No.
   133. The Company adopted SFAS No. 133 on January 1, 2001.
** Revised from previous disclosure.



(Preliminary)                                       American Express Bank
                                                     Statements of Income
                                                         (Unaudited)
(Dollars in millions)

                                               Quarters Ended
                                                   June 30,
                                          ------------------------ Percentage
                                           2001          2000       Inc/(Dec)
                                           ----          ----       ---------
Net Revenues:
  Interest Income                              $ 182        $ 183     (0.2)%
  Interest Expense                               110          120     (7.7)
                                          -----------  -----------
    Net Interest Income                           72           63     14.0
  Commissions and Fees                            51           56     (9.4)
  Foreign Exchange Income & Other Revenue         36           32     12.7
                                          -----------  -----------
    Total Net Revenues                           159          151      5.0
                                          -----------  -----------

Expenses:
  Human Resources                                 62           65     (4.0)
  Other Operating Expenses                        65           69     (6.9)
  Provision for Losses                            14            7        #
                                          -----------  -----------
    Total Expenses                               141          141     (0.3)
                                          -----------  -----------
Pretax Income                                     18           10     83.7
Income Tax Provision                               6            3        #
                                          -----------  -----------
Net Income                                     $  12        $   7     59.1
                                          ===========  ===========

# Denotes a variance of more than 100%.



(Preliminary)                 American Express Bank
                        Selected Statistical Information
                                   (Unaudited)
(Dollars in billions, except where indicated)

                                                     Quarters Ended
                                                        June 30,
                                              --------------------------   Percentage
                                                  2001           2000       Inc/(Dec)
                                                  ----           ----       ---------

Total Shareholder's Equity (millions)         $     767       $     707        8.5 %
Return on Average Common Equity (A)                 5.2 %           3.7 %        -
Return on Average Assets (B)                       0.30 %         0.21 %        -
Total Loans                                   $     5.5       $     5.1        7.9
Total Non-performing Loans (millions)         $     159       $     174       (8.4)
Other Non-performing Assets (millions)        $       4       $      36      (88.1)
Reserve for Credit Losses (millions) (C)      $     130       $     187      (30.3)
Loan Loss Reserves as a % of Total Loans            2.3 %           3.3 %        -
Deposits                                      $     8.5       $     8.2        3.5
Assets Managed (D) / Administered             $    11.1       $     9.8       14.0
Assets of Non-Consolidated Joint
  Ventures                                    $     2.0       $     2.3      (14.0)
Risk-Based Capital Ratios:
  Tier 1                                           10.4 %          10.3 %        -
  Total                                            11.1 %          11.9 %        -
Leverage Ratio                                      5.8 %           5.8 %        -

(A)  Excludes the effect on Shareholder's Equity of SFAS No. 115 and SFAS No.
     133. The Company adopted SFAS No. 133 on January 1, 2001.
(B) Excludes the effect on total assets of SFAS No. 115 and SFAS No. 133 to the extent that they directly affect Shareholder's Equity.

(C)  Allocation:
     Loans                                   $        126      $        166
     Other Assets, primarily derivatives                3                16
     Other Liabilities                                  1                 5
                                            --------------    --------------
        Total Credit Loss Reserves           $        130      $        187
                                            ==============    ==============

(D)  Includes assets managed by American Express Financial Advisors.


(Preliminary)                 American Express Bank
                              Statements of Income
                                   (Unaudited)
(Dollars in millions)
                                                    Quarters Ended
                                                  -----------------
                                                      June 30,
                                                        2001
                                                        ----
Net Revenues:
  Interest Income                                  $           182
  Interest Expense                                             110
                                                  -----------------
    Net Interest Income                                         72
  Commissions and Fees                                          51
  Foreign Exchange Income & Other Revenue                       36
                                                  -----------------
    Total Net Revenues                                         159
                                                  -----------------

Expenses:
  Human Resources                                               62
  Other Operating Expenses                                      65
  Provision for Losses                                          14
                                                  -----------------
    Total Expenses                                             141
                                                  -----------------
Pretax Income                                                   18
Income Tax Provision                                             6
                                                  -----------------
Net Income                                         $            12
                                                  =================


                                                    Quarters Ended
                                                   ----------------
                                                      March 31,
                                                        2001
                                                        ----
Net Revenues:
  Interest Income                                   $          187
  Interest Expense                                             122
                                                   ----------------
    Net Interest Income                                         65
  Commissions and Fees                                          52
  Foreign Exchange Income & Other Revenue                       41
                                                   ----------------
    Total Net Revenues                                         158
                                                   ----------------

Expenses:
  Human Resources                                               62
  Other Operating Expenses                                      66
  Provision for Losses                                          16
                                                   ----------------
    Total Expenses                                             144
                                                   ----------------
Pretax Income                                                   14
Income Tax Provision                                             5
                                                   ----------------
Net Income                                          $            9
                                                   ================


                                                    Quarters Ended
                                                   -----------------
                                                     December 31,
                                                         2000
                                                         ----
Net Revenues:
  Interest Income                                   $           181
  Interest Expense                                              122
                                                   -----------------
    Net Interest Income                                          59
  Commissions and Fees                                           52
  Foreign Exchange Income & Other Revenue                        33
                                                   -----------------
    Total Net Revenues                                          144
                                                   -----------------

Expenses:
  Human Resources                                                60
  Other Operating Expenses                                       68
  Provision for Losses                                            8
                                                   -----------------
    Total Expenses                                              136
                                                   -----------------
Pretax Income                                                     8
Income Tax Provision                                              2
                                                   -----------------
Net Income                                          $             6
                                                   =================


                                                     Quarters Ended
                                                   -----------------
                                                    September 30,
                                                         2000
                                                         ----
Net Revenues:
  Interest Income                                   $           188
  Interest Expense                                              125
                                                   -----------------
    Net Interest Income                                          63
  Commissions and Fees                                           54
  Foreign Exchange Income & Other Revenue                        29
                                                   -----------------
    Total Net Revenues                                          146
                                                   -----------------

Expenses:
  Human Resources                                                65
  Other Operating Expenses                                       67
  Provision for Losses                                            6
                                                   -----------------
    Total Expenses                                              138
                                                   -----------------
Pretax Income                                                     8
Income Tax Provision                                              1
                                                   -----------------
Net Income                                          $             7
                                                   =================


                                                    Quarters Ended
                                                   -----------------
                                                       June 30,
                                                         2000
                                                         ----
Net Revenues:
  Interest Income                                   $           183
  Interest Expense                                              120
                                                   -----------------
    Net Interest Income                                          63
  Commissions and Fees                                           56
  Foreign Exchange Income & Other Revenue                        32
                                                   -----------------
    Total Net Revenues                                          151
                                                   -----------------

Expenses:
  Human Resources                                                65
  Other Operating Expenses                                       69
  Provision for Losses                                            7
                                                   -----------------
    Total Expenses                                              141
                                                   -----------------
Pretax Income                                                    10
Income Tax Provision                                              3
                                                   -----------------
Net Income                                          $             7
                                                   =================



(Preliminary)                 American Express Bank
                        Selected Statistical Information
                                   (Unaudited)
(Dollars in billions, except where indicated)

                                                   Quarters Ended
                                                   ---------------
                                                     June 30,
                                                       2001
                                                       ----

Total Shareholder's Equity (millions)              $          767
Return on Average Common Equity (A)                           5.2 %
Return on Average Assets (B)                                 0.30 %
Total Loans                                        $          5.5
Total Non-performing Loans (millions)              $          159
Other Non-performing Assets (millions)             $            4
Reserve for Credit Losses (millions) (C)           $          130
Loan Loss Reserves as a % of Total Loans                      2.3 %
Deposits                                           $          8.5
Assets Managed (D) / Administered                  $         11.1
Assets of Non-Consolidated Joint
    Ventures                                       $          2.0
Risk-Based Capital Ratios:
    Tier 1                                                   10.4 %
    Total                                                    11.1 %
Leverage Ratio                                                5.8 %


(A)  Excludes the effect on Shareholder's Equity of SFAS No. 115 and SFAS No.
     133. The Company adopted SFAS No. 133 on January 1, 2001.
(B) Excludes the effect on total assets of SFAS No. 115 and SFAS No. 133 to the extent that they directly affect Shareholder's Equity.

(C)  Allocation:
     Loans                                         $          126
     Other Assets, primarily derivatives                        3
     Other Liabilities                                          1
                                                   ---------------
       Total Credit Loss Reserves                  $          130
                                                   ===============

(D)  Includes assets managed by American Express Financial Advisors.

                                                    Quarters Ended
                                                    --------------
                                                      March 31,
                                                       2001
                                                       ----

Total Shareholder's Equity (millions)              $        774
Return on Average Common Equity (A)                         4.6 %
Return on Average Assets (B)                               0.26 %
Total Loans                                        $        5.4
Total Non-performing Loans (millions)              $        187
Other Non-performing Assets (millions)             $         24
Reserve for Credit Losses (millions) (C)           $        164
Loan Loss Reserves as a % of Total Loans                    2.8 %
Deposits                                           $        8.5
Assets Managed (D) / Administered                  $       10.7
Assets of Non-Consolidated Joint
    Ventures                                       $        2.1
Risk-Based Capital Ratios:
    Tier 1                                                 10.7 %
    Total                                                  11.4 %
Leverage Ratio                                              5.8 %

(A)  Excludes the effect on Shareholder's Equity of SFAS No. 115 and SFAS No.
     133. The Company adopted SFAS No. 133 on January 1, 2001.
(B) Excludes the effect on total assets of SFAS No. 115 and SFAS No. 133 to the extent that they directly affect Shareholder's Equity.

(C)  Allocation:
     Loans                                         $       149
     Other Assets, primarily derivatives                    12
     Other Liabilities                                       3
                                               ----------------
       Total Credit Loss Reserves                  $       164
                                               ================

(D)  Includes assets managed by American Express Financial Advisors.


                                                      Quarters Ended
                                                      --------------
                                                      December 31,
                                                          2000
                                                          ----

Total Shareholder's Equity (millions)              $         754
Return on Average Common Equity (A)                          4.4 %
Return on Average Assets (B)                                0.26 %
Total Loans                                        $         5.3
Total Non-performing Loans (millions)              $         137
Other Non-performing Assets (millions)             $          24
Reserve for Credit Losses (millions) (C)           $         153
Loan Loss Reserves as a % of Total Loans                     2.6 %
Deposits                                           $         8.0
Assets Managed (D) / Administered                  $        10.6
Assets of Non-Consolidated Joint
    Ventures                                       $         2.1
Risk-Based Capital Ratios:
    Tier 1                                                  10.1 %
    Total                                                   11.4 %
Leverage Ratio                                               5.9 %

(A)  Excludes the effect on Shareholder's Equity of SFAS No. 115 and SFAS No.
     133. The Company adopted SFAS No. 133 on January 1, 2001.
(B) Excludes the effect on total assets of SFAS No. 115 and SFAS No. 133 to the extent that they directly affect Shareholder's Equity.

(C)  Allocation:
     Loans                                          $         137
     Other Assets, primarily derivatives                       14
     Other Liabilities                                          2
                                                  ----------------
       Total Credit Loss Reserves                   $         153
                                                  ================

(D)  Includes assets managed by American Express Financial Advisors.



                                                   Quarters Ended
                                                   ---------------
                                                   September 30,
                                                        2000
                                                        ----

Total Shareholder's Equity (millions)              $           729
Return on Average Common Equity (A)                            4.1 %
Return on Average Assets (B)                                  0.24 %
Total Loans                                        $           5.1
Total Non-performing Loans (millions)              $           156
Other Non-performing Assets (millions)             $            37
Reserve for Credit Losses (millions) (C)           $           179
Loan Loss Reserves as a % of Total Loans                       3.1 %
Deposits                                           $           8.0
Assets Managed (D) / Administered                  $          10.2
Assets of Non-Consolidated Joint
    Ventures                                       $           2.3
Risk-Based Capital Ratios:
    Tier 1                                                    10.4 %
    Total                                                     11.9 %
Leverage Ratio                                                 5.8 %

(A)  Excludes the effect on Shareholder's Equity of SFAS No. 115 and SFAS No.
     133. The Company adopted SFAS No. 133 on January 1, 2001.
(B) Excludes the effect on total assets of SFAS No. 115 and SFAS No. 133 to the extent that they directly affect Shareholder's Equity.

(C)  Allocation:
     Loans                                          $           158
     Other Assets, primarily derivatives                         16
     Other Liabilities                                            5
                                                   -----------------
       Total Credit Loss Reserves                   $           179
                                                   =================

(D)  Includes assets managed by American Express Financial Advisors.


                                                   Quarters Ended
                                                   --------------
                                                      June 30,
                                                        2000
                                                        ----

Total Shareholder's Equity (millions)              $           707
Return on Average Common Equity (A)                            3.7 %
Return on Average Assets (B)                                  0.21 %
Total Loans                                        $           5.1
Total Non-performing Loans (millions)              $           174
Other Non-performing Assets (millions)             $            36
Reserve for Credit Losses (millions) (C)           $           187
Loan Loss Reserves as a % of Total Loans                       3.3 %
Deposits                                           $           8.2
Assets Managed (D) / Administered                  $           9.8
Assets of Non-Consolidated Joint
    Ventures                                       $           2.3
Risk-Based Capital Ratios:
    Tier 1                                                    10.3 %
    Total                                                     11.9 %
Leverage Ratio                                                 5.8 %

(A)  Excludes the effect on Shareholder's Equity of SFAS No. 115 and SFAS No.
     133. The Company adopted SFAS No. 133 on January 1, 2001.
(B) Excludes the effect on total assets of SFAS No. 115 and SFAS No. 133 to the extent that they directly affect Shareholder's Equity.

(C)  Allocation:
     Loans                                          $           166
     Other Assets, primarily derivatives                         16
     Other Liabilities                                            5
                                                   -----------------
       Total Credit Loss Reserves                   $           187
                                                   =================

(D)  Includes assets managed by American Express Financial Advisors.


(Preliminary)                  American Express Bank
                         Exposures By Country and Region
                                   (Unaudited)

 ($ in billions)
                                                                    Net
                                                                 Guarantees                     6/30/01            3/31/01
                                                   FX and           and                          Total              Total
 Country                              Loans      Derivatives     Contingents      Other*       Exposure**         Exposure*
-----------------------------------  --------   -------------   ------------    ---------   --------------    -------------

 Hong Kong                            $  1.0               -    $       0.1     $    0.1    $         1.1     $        1.0
 Indonesia                               0.1               -              -            -              0.1              0.2
 Singapore                               0.5               -            0.1          0.1              0.6              0.6
 Korea                                   0.2               -              -          0.3              0.5              0.4
 Taiwan                                  0.2               -              -          0.1              0.2              0.3
 Japan                                     -               -              -          0.1              0.1              0.1
 Other                                     -               -              -          0.1              0.2              0.2
                                     --------   -------------   ------------    ---------   --------------    -------------
     Total Asia/Pacific Region**         1.9               -            0.2          0.7              2.9              2.9
                                     --------   -------------   ------------    ---------   --------------    -------------

 Chile                                   0.2               -              -          0.1              0.4              0.4
 Brazil                                  0.3               -              -          0.1              0.4              0.4
 Mexico                                    -               -              -            -              0.1              0.1
 Peru                                      -               -              -            -                -              0.1
 Argentina                                 -               -              -            -              0.1              0.1
 Other                                   0.3               -            0.2          0.1              0.6              0.6
                                     --------   -------------   ------------    ---------   --------------    -------------
     Total Latin America**               0.9    $        0.1            0.3          0.3              1.5              1.6
                                     --------   -------------   ------------    ---------   --------------    -------------

 India                                   0.3               -            0.1          0.3              0.7              0.7
 Pakistan                                0.1               -              -          0.1              0.2              0.2
 Other                                   0.1               -              -          0.1              0.2              0.2
                                     --------   -------------   ------------    ---------   --------------    -------------
     Total Subcontinent**                0.4               -            0.1          0.6              1.1              1.1
                                     --------   -------------   ------------    ---------   --------------    -------------

 Egypt                                   0.2               -              -          0.2              0.4              0.5
 Other                                   0.2               -              -            -              0.2              0.3
                                     --------   -------------   ------------    ---------   --------------    -------------
      Total Middle East & Africa**       0.3               -            0.1          0.2              0.6              0.7
                                     --------   -------------   ------------    ---------   --------------    -------------

      Total Europe                       1.6             0.1            0.5          2.6              4.8              5.1

      Total North America                0.3               -            0.3          1.5              2.1              2.1
                                     --------   -------------   ------------    ---------   --------------    -------------

 Total Worldwide**                   $   5.5    $        0.2    $       1.4     $    5.9    $        13.1     $       13.5
                                     ========   =============   ============    =========   ==============    =============

     *   Includes cash, placements and securities.
    **   Individual items may not add to totals due to rounding.

Note: Includes cross-border and local exposure and does not net local funding or liabilities against any local exposure.

                                                               Exhibit 99.2


                                      2001
                                 Second Quarter
                               Earnings Supplement






The enclosed summary should be read in conjunction with the text and statistical tables included in American Express Company's (the "Company" or "AXP") Second Quarter 2001 Earnings Release.


--------------------------------------------------------------------------------
This summary contains certain forward-looking statements which are subject to risks and uncertainties and speak only as of the date on which they are made. Important factors that could cause actual results to differ materially from these forward-looking statements, including the Company's financial and other goals, are set forth on page 14 herein and in the Company's 2000 10-K Annual Report, and other reports, on file with the Securities and Exchange Commission.
--------------------------------------------------------------------------------

                            AMERICAN EXPRESS COMPANY
                               SECOND QUARTER 2001
                                   HIGHLIGHTS


o Second quarter diluted EPS declined 76%, net revenue (managed basis) decreased 12%, and ROE was 18%. Results for the quarter were negatively impacted by the generally weaker economy and equity markets, as well as a previously announced pre-tax charge of $826MM from write-downs and losses on high-yield securities at AEFA and the decision to reduce the risk profile of its investment portfolio. Excluding the high-yield losses, consolidated diluted EPS declined 5% and net revenues rose 3%.

o  Compared with the second quarter of 2000:

   - Worldwide billed business rose 4% (5% excluding foreign exchange translation);
   - TRS' worldwide lending balances on a managed asset basis of $34.7B were up 23%;
   - Worldwide cards in force increased 10%, up 4.9MM from last year. In the second quarter, 1.1MM net new cards were added; and,
   - AEFA assets owned, managed and administered of $262B were 9% lower than last year reflecting substantial market depreciation since 2Q `00.

o  American Express expanded its products and services during the quarter as it:

   - Signed Pathmark supermarkets, a long-time merchant holdout, with locations in New York, New Jersey and Pennsylvania.

   - Launched/announced several new proprietary card products and services:

     -- The Starwood Preferred Guest Credit Card from American Express, offering its members a number of special benefits that will make it easier to earn free travel at more than 700 Starwood hotels in 80 countries, and with 29 major airline partners;
     -- Blue from American Express in the United Arab Emirates;
     -- The Platinum Card International Airline Program in Canada, giving
        American Express Platinum Cardmembers a free companion ticket with the purchase of a full-fare ticket in specified classes and routes on Alitalia, British Airways and Cathay Pacific Airways;
     -- The Westpac Business Choice Charge Card, a cobranded card with Westpac in Australia that will provide accounting and reward benefits to small and medium-size businesses; and
     -- Agreements with Banco Ciudad de Buenos Aires and BNP PARIBAS to issue
        American Epxress Cards in Argentina.

   - Launched/announced several new network card products:

     -- The new Swedbank American Express Business Card in Sweden, offering a vast array of business and travel benefits for small business customers; -- The Co-branded AEON JUSCO American Express Credit Card in Hong Kong with
        AEON Credit Service Company, Ltd. and JUSCO Stores Co., targeting young consumers, providing them with a broad spectrum of value added shopping and travel privileges; and
     -- The HSBC American Express Card, a dual currency card in Argentina.

   - Introduced Mortgages from American Express, a comprehensive mortgage program, available through our direct consumer bank service, Membership B@nking, offering access to more than 50 different mortgage products, a best price guarantee, quick loan decisions and guaranteed closing dates.

   - Launched three new mutual funds subadvised by leading value fund managers Lord Abbett & Co., Davis Selected Advisors, EQSF Advisers, Inc. and
     Royce & Associates, Inc.

                            AMERICAN EXPRESS COMPANY
                               SECOND QUARTER 2001
                               HIGHLIGHTS (cont'd)



o American Express continued to build its Internet presence as it:

   - Launched Blue for Music, a smart chip-based program that provides Blue customers with special music offers and concert benefits;
   - Announced American Express Online Restaurant Reservations, a free online service that allows users to conveniently access restaurant ratings and reviews while they make and instantly confirm, restaurant reservations, 24 hours a day, 7 days a week;
   - Invested in StarCite, Inc., a provider of web-based global meetings and events services;
   - Partnered with TIBCO Software Inc., Infosys Technologies Ltd. and WestBridge Capital Partners to form a new company Workadia, L.L.C, which will provide companies with comprehensive, customizable business intranets though browser accessed hosted portals, and consulting services to help customers select and deploy their intranet applications, content and services; and
   - Signed an agreement with Proton World to adopt their Proton Prisma DP product for future issuances of American Express' Java Card-based smart cards worldwide.


o Additional progress was made in broadening relationships with existing AXP customers as:

   - Average lending balances per cardmember continued to increase;
   - Approximately 30% of new AEFA clients were again obtained from the cardmember base; and
   - AEFA-manufactured investment certificates sold by AEB to its international clients continued to grow.


                            AMERICAN EXPRESS COMPANY
                          SECOND QUARTER 2001 OVERVIEW
                                  CONSOLIDATED
                                   (unaudited)

(millions, except per share amounts)                                 Quarters Ended                       Percentage
                                                                        June 30,                          Inc/(Dec)
                                                        ------------------------------------------     -----------------
                                                                   2001               2000
                                                                   ----               ----
Consolidated revenues:
----------------------
      Net (managed basis)                                        $4,910             $5,558                  (12)%
                                                                 ======             ======
      GAAP reporting basis                                       $5,268             $5,970                  (12)
                                                                 ======             ======

Net income:                                                        $178               $740                  (76)
-----------                                                        ====               ====

EPS:
      Basic                                                       $0.13              $0.56                  (77)
                                                                  =====              =====
      Diluted                                                     $0.13              $0.54                  (76)
                                                                  =====              =====

o Results reflect a previously announced pre-tax charge of $826MM ($537MM after-tax) from write-downs and losses on high-yield securities at AEFA and the decision to reduce the risk profile of its investment portfolio. Excluding the losses from the high-yield portfolio, net income of $714MM would have been 6% lower, diluted EPS of $0.53 would be 5% lower, and net revenues 3% higher versus last year.

o CONSOLIDATED REVENUES: Net revenues declined due to lower spreads on AEFA's investment portfolio, which reflect the charge discussed above and the lagging impact of lower interest rates, weaker travel revenues, as well as lower management and distribution fees. These items were partially offset by an increase in cards in force, higher billed business volumes, larger loan balances and greater insurance premiums.

o CONSOLIDATED EXPENSES: Rose due to larger provisions for losses, greater interest costs, and higher operating expenses. These increases were partially offset by lower marketing costs, reengineering activities and expense control initiatives.

o Separately, the Company indicated that it is making strong progress on its reengineering initiatives and expects to significantly exceed its previously announced target of $500MM of expense savings in 2001. Based on this progress and the Company's belief that the economy will remain weak during the remainder of this year and into 2002, it announced on July 18th that it expects to recognize a restructuring charge during the third quarter of approximately $310MM to $370MM pre-tax ($200MM to $240MM after-tax) to accelerate several major reengineering initiatives that were being planned for 2002. The charge would relate primarily to severance and related costs of eliminating 4,000-5,000 jobs. The initiatives related to the restructuring charge are expected to produce expense savings of approximately $275-300MM in 2002 and $345-370MM on an annualized basis thereafter.

o SHARE REPURCHASES: 4.8MM shares were purchased in 2Q `01; since the inception of repurchase programs in September 1994, 357.2MM shares have been acquired. Due to the negative capital generation impact of the charges discussed above, share repurchases for the remainder of 2001 will be reduced substantially.

                                                                                Millions of Shares
                                                          -----------------------------------------------------------
     -   Average shares:                                         2Q`01               1Q`01           2Q `00
         ---------------                                         -----               -----           ------
         Basic                                                   1,321               1,323            1,328
                                                                 =====               =====            =====
         Diluted                                                 1,336               1,344            1,361
                                                                 =====               =====            =====
     -   Actual shares:
         --------------
         Shares outstanding - beginning of period                1,326               1,326            1,334
         Repurchase of common shares                                (5)                 (9)              (5)
         Net settlements -3rd party share
           purchase agreements                                       1                   9                -
         Employee benefit plans, compensation
           and other                                                 2                   -                 4
                                                                 -----               -----            ------
         Shares outstanding - end of period                      1,324               1,326             1,333
                                                                 =====               =====             =====


                               CORPORATE AND OTHER
                               -------------------

o The net expense of $46MM in 2Q '01 compared with $47MM in 2Q '00 and $44MM in 1Q '01.
  - Last year's results included a gain related to the completion of sales of assets transferred from AEB in the early 1990's after the decision to discontinue LDC lending activities. This gain was offset by higher internet spending and, therefore, had no material impact on the reported net expense.


                            AMERICAN EXPRESS COMPANY
                          SECOND QUARTER 2001 OVERVIEW
                             TRAVEL RELATED SERVICES
(preliminary)
                              Statements of Income
                           (unaudited, managed basis)

                                                                        Quarters Ended                       Percentage
(millions)                                                                 June 30,                          Inc/(Dec)
                                                            ---------------------------------------      -------------------
                                                                      2001                    2000
                                                                      ----                    ----
Net revenues:
     Discount revenue                                               $2,007                  $1,949                3%
     Net card fees                                                     420                     411                2
     Lending:
          Finance charge revenue                                     1,159                     948               22
          Interest expense                                             408                     385                6
                                                                    ------                  ------
               Net finance charge revenue                              751                     563               33
     Travel commissions and fees                                       427                     507              (16)
     TC investment income                                              100                      98                2
     Other revenues                                                    939                     844               11
                                                                    ------                  ------
          Total net revenues                                         4,644                   4,372                6
                                                                    ------                  ------
Expenses:
     Marketing and promotion                                           269                     345              (22)
     Provision for losses and claims:
          Charge card                                                  320                     344               (7)
          Lending                                                      564                     332               70
          Other                                                         25                      28               (8)
                                                                    ------                  ------
               Total                                                   909                     704               29
                                                                    ------                  ------
     Charge card interest expense                                      383                     350               10
     Human resources                                                 1,053                   1,048                1
     Other operating expenses                                        1,300                   1,204                8
                                                                    ------                  ------
          Total expenses                                             3,914                   3,651                7
                                                                    ------                  ------
Pretax income                                                          730                     721                1
Income tax provision                                                   211                     216               (2)
                                                                    ------                  ------
Net income                                                            $519                    $505                3
                                                                    ======                  ======

Note: Unless indicated otherwise, the following discussion addresses the "managed basis" Statements of Income. The GAAP Statements of Income are also included in the Company's Earnings Release.

o Revenues benefited from increased cards in force, higher worldwide billed business and strong growth in cardmember loans outstanding, which was partially offset by lower travel revenues. Growth was suppressed by approximately 2% due to the impact of F/X translation.

o The higher expenses reflect greater provisions for losses, higher interest expenses, and increased operating costs, primarily due to business growth, which were partially offset by reduced marketing and promotion costs, expense control initiatives and the impact of F/X translation.

o On a GAAP reporting basis, TRS recognized net pre-tax gains of $84MM ($55MM after-tax) in 2Q '01 and $80MM ($52MM after-tax) in 2Q '00 related to the securitization of $2.7B and $2.2B of U.S. Lending receivables, respectively. In 2Q '01, this gain is net of a pre-tax loss of $25MM ($16MM after-tax) related to the maturity of a $1.0B U.S. Lending receivables securitization. In both periods, these net gains were offset by expenses related to card acquisition initiatives and, therefore, had no material impact on net income or total expenses in either period.

     For purposes of the above "managed basis" Statements of Income, which present TRS' results as if there had been no securitizations, such net gains (reported on the GAAP Statements of Income as a $35MM and $53MM reduction in the Lending Provision for Losses in 2Q `01 and 2Q `00, respectively, and increases in Other Revenues and Lending Interest Expense) and corresponding changes in Marketing and Promotion and Other Operating Expenses have been eliminated.

o    The pre-tax margin was 15.7% in 2Q `01 versus 16.5% last year.

o    The effective tax rate was 29% in 2Q '01, 29% in 1Q `01 and 30% in 2Q `00.

                            AMERICAN EXPRESS COMPANY
                          SECOND QUARTER 2001 OVERVIEW
                        TRAVEL RELATED SERVICES (Cont'd)


o DISCOUNT REVENUE:  Higher billed business and a lower discount rate yielded a
                     3% increase in discount revenue.

  - The average discount rate in 2Q `01 was 2.67% versus 2.69% in 2Q `00 and 2.68% in 1Q `01. The decline from last year and 1Q '01 reflects the cumulative impact of stronger than average growth in the lower rate retail and other "everyday spend" merchant categories (e.g., supermarkets, discounters, etc.), as well as relatively weaker T&E spending within Corporate Services during the quarter.

     -- We believe the AXP value proposition is strong. However, continued changes in the mix of business, the continued shift to electronic data capture, volume related pricing discounts, and selective repricing initiatives will probably result in some rate erosion over time.

                                                                            Quarters Ended                  Percentage
                                                                               June 30,                      Inc/(Dec)
                                                                   ----------------------------------    ------------------
                                                                         2001               2000
                                                                         ----               ----
  Card billed business (billions):
       United States                                                    $58.8              $55.8                 5%
       Outside the United States                                         18.5               18.7                (1)
                                                                        -----              -----
       Total                                                            $77.3              $74.5                 4
                                                                        =====              =====

  Cards in force (millions):
       United States                                                     34.6               32.5                 7
       Outside the United States                                         19.7               16.9                16
                                                                         ----               ----
       Total                                                             54.3               49.4                10
                                                                         ====               ====

  Basic cards in force (millions):
       United States                                                     26.9               25.3                 6
       Outside the United States                                         15.0               12.9                16
                                                                         ----               ----
       Total                                                             41.9               38.2                10
                                                                         ====               ====

  Spending per basic card in force (dollars) (a):
       United States                                                   $2,176             $2,242                (3)
       Outside the United States                                       $1,510             $1,688               (11)
       Total                                                           $1,986             $2,085                (5)

       (a) Proprietary card activity only.


  - BILLED BUSINESS: The 4% increase in billed business resulted from growth in cards in force, which was partially offset by lower spending per basic cardmember worldwide.
     -- U.S. billed business increased 5% reflecting 9% growth within the consumer card business, a mid single-digit increase within small business services and a mid single-digit decline within Corporate Services.
        - Spending per basic card in force declined 3% reflecting the dilutive effect of multiple consecutive quarters of strong card growth and weaker corporate T&E spending and general economic conditions.
     -- Excluding the impact of foreign exchange translation:
        - Total billed business outside the U.S. rose approximately 5% on mid single-digit increases in Europe, Latin America and Asia, and a minimal increase in Canada.
        - Spending per proprietary basic card in force outside the U.S. declined 9%.
     -- Network partnership and Purchasing Card volumes sustained their stronger growth levels, in excess of the consolidated worldwide billed business growth rate.
     -- Retail and "everyday spend" categories continued to contribute more strongly to worldwide business growth.
     -- Airline related volume declined approximately 10% as both the average airline charge and transaction volume were down.

  -  CARDS IN FORCE worldwide rose 10% versus last year.
     -- U.S. card acquisitions during the quarter (400K net new cards added) reflect somewhat more selective consumer card and small business services activities in light of economic conditions.
     -- Outside the United States, 700K cards in force were added during the quarter on continued strong proprietary card growth and network card results.

                            AMERICAN EXPRESS COMPANY
                          SECOND QUARTER 2001 OVERVIEW
                        TRAVEL RELATED SERVICES (Cont'd)

o NON-AMEX BRANDED STATISTICS: Total cards in force and billed business exclude activities on Non-Amex Branded cards (Visa and Eurocards) issued in connection with joint venture activities. These are reported as separate line items within TRS' selected statistical information. This disclosure is consistent with our previously discussed plans to broaden the scope of our card activities through possible acquisitions of card portfolios and additional joint ventures.

                                                                Quarters Ended                    Percentage
                                                                   June 30,                       Inc/(Dec)
                                                       ---------------------------------        ---------------
                                                             2001                2000
                                                             ----                ----
  Cards in force (millions)                                  0.7                 0.6               10%
  Billed business (billions)                                $0.8                $0.7               17


o NET CARD FEES: Rose 2% as new cards in force were added. The average fee per card in force of $34 in 2Q `01 declined from $35 in 1Q `01 and $36 in 2Q `00 as the mix evolved toward lower and no fee products.

o NET FINANCE CHARGE REVENUE: Rose 33% on strong growth in worldwide lending balances, which rose 25% on average during the quarter.
  - The yield on the U.S. portfolio rose to 8.6% in 2Q `01 from 7.4% in 2Q '00 and 8.3% in 1Q '01 as a decrease in the proportion of the portfolio on introductory rates and the benefit of lower funding costs, which lag in their effect on finance charge revenue, were partially offset by the evolving mix of products toward more lower-rate offerings.

o TRAVEL COMMISSIONS AND FEES: Declined 16% on a 20% contraction in travel sales due to the weaker corporate travel environment. The revenue earned per dollar of sales increased (8.7% in 2Q `01 versus 8.4% in 1Q '01 and 8.2% in 2Q '00), reflecting new fees related to certain client services, which were partially offset by continued efforts by airlines to reduce distribution costs and by corporate clients to contain travel and entertainment expenses.

o TC INVESTMENT INCOME: Was up 2% reflecting a higher TC investment yield and growth in Money Order related activities.

o OTHER REVENUES: Increased 11% due to higher card-related and membership rewards fees and larger insurance premiums.

o MARKETING AND PROMOTION EXPENSES: Decreased 22% as we rationalized certain marketing efforts in light of the weaker business environment.

o CHARGE CARD INTEREST EXPENSE: Rose 10% due to a greater worldwide effective cost of funds and higher billed business volumes.

o HUMAN RESOURCE EXPENSES: Increased 1% versus last year as a result of merit increases and a higher average number of employees, partially offset by lower levels of incentive compensation.
  - The employee count at 6/01 of 75,500 was up approximately 400 versus last year primarily due to increased global technology business demands, greater business volumes and the substitution of contract programmers with full-time employees. In the quarter, the number of employees declined by approximately 100.

o OTHER OPERATING EXPENSES: Were up 8% as higher costs related to business growth, cardmember loyalty programs, professional fees for outsourcing activities and various business building initiatives were offset by reengineering activities and cost containment efforts. Excluding the gain in 2Q '00 on the sale of the leisure travel activities of Havas Voyages in France, operating expenses rose modestly versus last year.

                            AMERICAN EXPRESS COMPANY
                          SECOND QUARTER 2001 OVERVIEW
                        TRAVEL RELATED SERVICES (Cont'd)

o CREDIT QUALITY:

  - As a result of a weaker economy, overall credit quality deteriorated modestly in the quarter, but remained at relatively attractive levels.

  - The provision for losses on charge card products was 7% below last year on relatively weak volume growth.

  - The lending provision for losses was 70% above last year on growth in outstanding loans, higher write-off rates and our more pessimistic view that the economy will remain weak into 2002.

  - Reserve coverage ratios at more than 100% of past due balances remained strong.

  -  WORLDWIDE CHARGE CARD:

     -- The write-off rate increased from the historically low levels achieved last quarter and last year. Past due rates also rose versus last year and last quarter. The increases partially reflect economic conditions, but also the impact of slower volume growth and a lower receivable base on the calculation.

                                                                              6/01             3/01             6/00
                                                                     --------------     ------------    -------------
        Loss ratio, net of recoveries                                        0.42%            0.35%            0.36%
        90 days past due as a % of receivables                                2.9%             2.7%             2.4%

     -- Reserve coverage of past due accounts remained strong.

                                                                              6/01             3/01             6/00
                                                                     --------------    -------------    -------------
        Reserves (MM)                                                      $1,034           $1,004             $986
        % of receivables                                                      4.0%             3.8%             3.6%
        % of past due accounts                                                138%             139%             153%

  -  U.S. LENDING:

     -- The write-off rate increased from last quarter and last year. The past due rate rose versus last year, but was
        flat compared to last quarter.
                                                                             6/01             3/01             6/00
                                                                     -------------     ------------     -------------
        Write-off rate, net of recoveries                                    5.7%             5.1%             4.4%
        30 days past due as a % of loans                                     2.9%             2.9%             2.4%

     -- Lending reserve coverage ratios rose as reserves were
        increased during the quarter.
                                                                              6/01             3/01             6/00
                                                                     -------------    ------------     -------------
        Reserves (MM)                                                        $959             $907             $686
        % of total loans                                                      3.1%             3.0%             2.6%
        % of past due accounts                                                107%             103%             109%

                                       7


                            AMERICAN EXPRESS COMPANY
                          SECOND QUARTER 2001 OVERVIEW
                       AMERICAN EXPRESS FINANCIAL ADVISORS

(preliminary)                   Statements of Income
                                --------------------
                                   (unaudited)

(millions)                                                            Quarters Ended                   Percentage
                                                                         June 30,                      Inc/(Dec)
                                                              -------------------------------      -------------------
                                                                 2001                   2000
                                                                 ----                   ----
Revenues:
  Investment income                                             $(246)                  $592                 -
  Management and distribution fees                                623                    701               (11)%
  Other revenues                                                  290                    248                17
                                                                -----                  -----
       Total revenues                                             667                  1,541               (57)
  Provision for losses and benefits:
       Annuities                                                  255                    254                 -
       Insurance                                                  152                    138                10
       Investment certificates                                     98                     68                44
                                                                -----                  -----
            Total                                                 505                    460                10
                                                                -----                  -----
       Total net revenues                                         162                  1,081               (85)
                                                                -----                  -----
Expenses:
  Human resources                                                 496                    528                (6)
  Other operating expenses                                        174                    156                11
                                                                -----                  -----
       Total expenses                                             670                    684                (2)
                                                                -----                  -----
Pretax income/(loss)                                             (508)                   397                 -
Income tax provision/(benefit)                                   (201)                   122                 -
                                                                -----                  -----
Net income/(loss)                                               $(307)                  $275                 -
                                                                =====                  =====


o Results include the previously discussed $826MM pre-tax charge ($537MM after-tax) related to high-yield securities and the reduction of the risk profile within the investment portfolio. Excluding the impact of the high yield losses, net income of $230MM declined 22% and net revenues fell 11% reflecting the continuing effect of the weak economy and financial markets.


o Net revenues declined 85% reflecting:

  - Lower spreads on investment portfolio products, mostly due to the effect of the charge;
  - Reduced management fees from lower average managed asset levels;
  - A decrease in distribution fees from weaker mutual fund sales levels; partially offset by higher insurance premiums and financial planning and advice services fees.


o ASSETS OWNED, MANAGED AND ADMINISTERED:
                                                                                                         Percentage
     (billions)                                                         June 30,                         Inc/(Dec)
                                                            ----------------------------------         ---------------
                                                                  2001                  2000
                                                                  ----                  ----
     Assets owned (excluding separate accounts)                  $41.6                 $39.9                  4%
     Separate account assets                                      28.9                  36.5                (21)
     Assets managed                                              158.3                 175.7                (10)
     Assets administered                                          33.0                  34.1                 (3)
                                                                ------                ------
                    Total                                       $261.8                $286.2                 (9)
                                                                ======                ======

                            AMERICAN EXPRESS COMPANY
                          SECOND QUARTER 2001 OVERVIEW
                  AMERICAN EXPRESS FINANCIAL ADVISORS (Cont'd)

o INVESTMENT INCOME:

  - Gross investment income decreased due to the charge related to the investment portfolio losses and a generally lower average yield. Also included in investment income is a decrease last year in the value of options hedging outstanding stock market certificates, which was offset in the certificate provision.
  - Average invested assets of $33.9B (excluding unrealized appreciation/depreciation) rose 2% versus $33.3B in 2Q `00.
  - The average yield on invested assets was 4.8% versus 7.3% in 2Q '00 including income adjustments on the high yield structured investments and hedges on outstanding stock market certificates.
  - Underlying spreads (excluding the impact of the charge) within the insurance, annuity and certificates products were all down versus last year and last quarter, except for certificates.


o ASSET QUALITY:

  - Except for deterioration in the high-yield portfolio and investment grade structured investments, asset quality remains strong.
  - Non-performing assets relative to invested assets were 0.9% and were 174% covered by reserves, including those related to the impairment of high-yield securities.
  - High-yield investments totaled $2.7B at 6/30/01, or approximately 8% of AEFA's portfolio.
  - The SFAS No. 115 related mark-to-market adjustment on the portfolio (reported in assets pre-tax) was appreciation of $182MM at 6/01 versus depreciation of ($47MM) at 3/01 and ($999MM) at 6/00.


o MANAGEMENT AND DISTRIBUTION FEES: The decrease of 11% was due to lower average assets under management and weaker mutual fund sales, reflecting the negative impact of weak equity market conditions.

  -  Assets Managed:
     --------------
                                                                                      Percentage
     (billions)                                         June 30,                    Inc/(Dec)
                                                ------------------------------     -----------------
                                                      2001              2000
                                                      ----              ----
     Assets managed for individuals                 $104.0            $119.6            (13)%
     Assets managed for institutions                  54.3              56.1             (3)
     Separate account assets                          28.9              36.5            (21)
                                                    ------            ------
          Total                                     $187.2            $212.2            (12)
                                                    ======            ======

     -- The decline in managed assets since 6/00 resulted from $36.2B of market depreciation, offset in part by $11.2B of net new money.

     -- The $6.3B increase in managed assets during 2Q `01 resulted from market appreciation of $5.8B and net new money of $0.5B.

                            AMERICAN EXPRESS COMPANY
                          SECOND QUARTER 2001 OVERVIEW
                  AMERICAN EXPRESS FINANCIAL ADVISORS (Cont'd)


o PRODUCT SALES:
  -   Total gross cash sales from all products were down 11% versus 2Q '00.
  - Mutual fund sales decreased 19% as both proprietary and non-proprietary fund sales declined. The majority of non-proprietary fund sales continued to occur in "wrap" accounts. Within proprietary funds:
      -- Bond fund sales grew; sales of equity and money market funds declined. -- Redemption rates continued to compare favorably with industry levels.
  - Annuity sales were up 1%, as fixed annuity sales improved significantly, but variable annuity sales declined.
  - Sales of insurance products increased 6% reflecting variable life sales.
  - Certificate sales increased 17% reflecting strength in both advisor sales and sales of certificates sold to clients outside the U.S. through a joint venture between AEFA and AEB.
  - Institutional sales declined 19% reflecting both lower new sales and lower additional contributions.
  - Other sales increased 60% due to the addition of new plan sponsors within the 401(k) business and additional contributions from existing sponsors, as well as growth in our limited partnership sales and wealth management account activities.
  - Advisor product sales generated through financial planning and advice services were 72% of total sales in 2Q `01 versus 66% in 2Q `00.

o OTHER REVENUES: Were up 17% reflecting higher life and property-casualty insurance premiums and certain revenues related to non-proprietary funds.
  - Financial planning and advice services fees of $29.7MM rose 24% versus 2Q '00 on an 11% increase in the number of plans sold. The higher growth in fees reflects, in part, a one-time benefit related to an effort to recognize the completion of plans in a more timely manner and the impact of a somewhat lower average fee.

o PROVISIONS FOR LOSSES AND BENEFITS: Flat annuity product provisions resulted from a smaller inforce level, which offset a higher accrual rate. Insurance provisions rose due to higher inforce levels and accrual rates. Certificate provisions increased as higher inforce levels and the effect on the stock market certificate product of depreciation last year in the S&P 500, were partially offset by lower accrual rates.

o HUMAN RESOURCES: Expenses declined 6% reflecting lower field force compensation-related expenses due to relatively slow advisor growth and the impact of lower volumes on advisor compensation, as well as the benefits of reengineering and cost containment initiatives within the home office.
  - TOTAL ADVISOR FORCE: 11,646 at 6/01; +160 advisors, or 1%, versus 6/00 and down 406 advisors versus 3/01.

    -- The decrease in advisors versus 3/01 reflects reduced recruiting activities, as we fine tune the advisor platform dynamics, and higher termination rates due to the weaker environment and proactive efforts to weed out unproductive advisors.
        - Veteran advisor retention rates remain strong.
    -- In light of current challenging market conditions, we expect to continue to contain advisor growth in coming quarters to ensure overall field force costs are appropriately controlled and advisor production is maximized.
    -- Total production and advisor productivity were down versus last year, while client acquisitions rose slightly, reflecting the more difficult selling environment.
        - The total number of clients was up 5% and accounts per client were flat. Client retention exceeded 95%.

o OTHER OPERATING EXPENSES: The 11% increase reflects a relatively low level of expenses last year. Expenses declined 7% versus 1Q '01 reflecting reengineering activities and efforts to control core operating expense growth.


                            AMERICAN EXPRESS COMPANY
                          SECOND QUARTER 2001 OVERVIEW
                              AMERICAN EXPRESS BANK

(preliminary)                  Statements of Income
                                   (unaudited)

(millions)                                                          Quarters Ended                      Percentage
                                                                       June 30,                          Inc/(Dec)
                                                          -----------------------------------      ----------------------
                                                               2001                2000
                                                               ----                ----
Net revenues:
     Interest income                                          $182               $183                         -
     Interest expense                                          110                120                        (8)%
                                                             -----              -----
          Net interest income                                   72                 63                        14
     Commissions and fees                                       51                 56                        (9)
     Foreign exchange income and other revenue                  36                 32                        13
                                                             -----              -----
          Total net revenues                                   159                151                         5
                                                             -----              -----
Expenses:
     Human resources                                            62                 65                        (4)
     Other operating expenses                                   65                 69                        (7)
     Provision for losses                                       14                  7                         #
                                                             -----              -----
          Total expenses                                       141                141                         -
                                                             -----              -----
Pretax income                                                   18                 10                        84
Income tax provision                                             6                  3                         #
                                                             -----              -----
Net income                                                     $12                 $7                        59
                                                             =====              =====

# Denotes variance in excess of 100%.

o Revenues grew 5% as higher net interest income and foreign exchange and other revenue was partially offset by lower commissions and fees. AEB's two individual oriented businesses continued to grow, despite a more difficult market environment, as Private Banking client holdings rose 23% and client volumes in Personal Financial Services (PFS) increased 12%. Revenues within Corporate Banking declined as we continued to de-emphasize these activities.

  - Net interest income rose 14% due to higher consumer loans and lower funding costs, partially offset by decreases in Corporate Banking, as we scale back corporate lending activities.

  - Commissions and fees were down 9% from lower results in Corporate Banking, and lower mutual fund fees in PFS and within our third party activities in the Financial Institutions Group, reflecting lower assets under management.

  - Foreign exchange income and other revenue increased due to higher joint venture earnings and security gains.

o Human resource and other operating expenses were down reflecting the benefits of a lower employee level and reduced costs related to reengineering activities.

o The provision for losses increased mostly due to PFS loan growth.

o AEB remained "well capitalized".

                                       6/01              3/01            6/00            Well-Capitalized
                                  ------------      -------------    ------------     ---------------------
  Tier 1                              10.4%             10.7%           10.3%                  6.0%
  Total                               11.1%             11.4%           11.9%                 10.0%
  Leverage Ratio                       5.8%              5.8%            5.8%                  5.0%

                            AMERICAN EXPRESS COMPANY
                          SECOND QUARTER 2001 OVERVIEW
                         AMERICAN EXPRESS BANK (Cont'd)
o EXPOSURES
  - AEB's loans outstanding were $5.5B at 6/01, versus $5.1B at 6/00 and $5.4B at 3/01. Activity since 6/00 included a $600MM decrease in corporate banking loans and a $1.0B increase in consumer and private banking loans, including the transfer of $200MM of collateralized loans from Corporate Banking. Compared to 3/01, corporate banking loans decreased by $150MM and financial institution loans increased by $50MM, while consumer and private banking loans increased by $200MM. As of 6/01, consumer and private banking loans comprised 53% of total loans versus 37% at 6/00 and 50% at 3/01; corporate banking loans comprised 24% of total loans versus 38% at 6/00 and 27% at 3/01; and financial institution loans comprised 23% of total loans versus 25% at 6/00 and 23% at 3/01.

  - In addition to the loan portfolio, there are other banking activities, such as forward contracts, various contingencies and market placements, which added approximately $7.6B to the credit exposures at 6/01, $8.1B at 3/01 and $7.2B at 6/00. Of the $7.6B of additional exposures at 6/01, $5.3B were relatively less risky cash and securities related balances.

    ($ in billions)                                                           6/30/01
                                                 -------------------------------------------------------------------
                                                                                Net
                                                                            Guarantees                                   3/31/01
                                                            FX and             And                       Total           Total
    Country                                       Loans   Derivatives      Contingents    Other(1)    Exposure(2)     Exposure(2)
    -------                                       -----   -----------      -----------    -----       --------        --------

    Hong Kong                                      $1.0            -             $0.1      $0.1           $1.1            $1.0
    Indonesia                                       0.1            -                -         -            0.1             0.2
    Singapore                                       0.5            -              0.1       0.1            0.6             0.6
    Korea                                           0.2            -                -       0.3            0.5             0.4
    Taiwan                                          0.2            -                -       0.1            0.2             0.3
    Japan                                             -            -                -       0.1            0.1             0.1
    Other                                             -            -                -       0.1            0.2             0.2
                                                  -----        -----            -----     -----          -----           -----
        Total Asia/Pacific Region (2)               1.9            -              0.2       0.7            2.9             2.9
                                                  -----        -----            -----     -----          -----           -----

    Chile                                           0.2            -                -       0.1            0.4             0.4
    Brazil                                          0.3            -                -       0.1            0.4             0.4
    Mexico                                            -            -                -         -            0.1             0.1
    Peru                                              -            -                -         -              -             0.1
    Argentina                                         -            -                -         -            0.1             0.1
    Other                                           0.3            -              0.2       0.1            0.6             0.6
                                                  -----        -----            -----     -----          -----           -----
      Total Latin America (2)                       0.9         $0.1              0.3       0.3            1.5             1.6
                                                  -----        -----            -----     -----          -----           -----

    India                                           0.3            -              0.1       0.3            0.7             0.7
    Pakistan                                        0.1            -                -       0.1            0.2             0.2
    Other                                           0.1            -                -       0.1            0.2             0.2
                                                  -----        -----            -----     -----          -----           -----
      Total Subcontinent (2)                        0.4            -              0.1       0.6            1.1             1.1
                                                  -----        -----            -----     -----          -----           -----
    Egypt                                           0.2            -                -       0.2            0.4             0.5
    Other                                           0.2            -                -         -            0.2             0.3
                                                  -----        -----            -----     -----          -----           -----
      Total Middle East and Africa (2)              0.3            -              0.1       0.2            0.6             0.7
                                                  -----        -----            -----     -----          -----           -----

      Total Europe (2)                              1.6          0.1              0.5       2.6            4.8             5.1

      Total North America (2)                       0.3            -              0.3       1.5            2.1             2.1
                                                  -----        -----            -----     -----          -----           -----
  Total Worldwide (2)                              $5.5         $0.2             $1.4      $5.9          $13.1           $13.5
                                                  =====        =====            =====     =====          =====           =====

(1) Includes cash, placements and securities.
(2) Individual items may not add to totals due to rounding.
    Note: Includes cross-border and local exposure and does not net local funding or liabilities against any local exposure.

                            AMERICAN EXPRESS COMPANY
                          SECOND QUARTER 2001 OVERVIEW
                         AMERICAN EXPRESS BANK (Cont'd)





o Total non-performing loans of $159MM were down from $174MM at 6/00 and $187MM at 3/01 as a result of decreases within the Corporate Banking business. The decreases in both periods are due to loan payments and write-offs, mainly in Indonesia, partially offset by net downgrades of the risk status of various loans.

o Other non-performing assets of $4MM at 6/01, primarily other real estate owned, compared with $36MM at 6/00 and $24MM at 3/01, which were primarily foreign exchange and derivative contracts. The decreases in both periods reflect payments/maturities and write-offs, mainly in Indonesia.

o AEB's total reserves at 6/01 of $130MM compared with $164MM at 3/01 and $187MM at 6/00 and are allocated as follows:

  (millions)                                           6/01           3/01            6/00
                                                     -------       --------        --------
  Loans                                                $126           $149            $166
  Other Assets, primarily derivatives                     3             12              16
  Other Liabilities                                       1              3               5
                                                     ------        -------         -------
       Total                                           $130           $164            $187
                                                     ======        =======         =======


  - Reserve coverage of non-performing loans of 79% at 6/01 was flat with 3/01 and down from 95% at 6/00. The overall risk profile of the loan portfolio is improving as the portfolio mix shifts towards the consumer loans. Our credit reserves incorporate expectations of this trend.


o Management formally reviews the loan portfolio and evaluates credit risk throughout the year. This evaluation takes into consideration the financial condition of the borrowers, fair market value of collateral, status of delinquencies, historical loss experience, industry trends, and the impact of current economic conditions. As of June 30, 2001 management considers the loss reserve to be appropriate.

               INFORMATION RELATING TO FORWARD-LOOKING STATEMENTS
               --------------------------------------------------


This document contains forward-looking statements that are subject to risks and uncertainties. The words "believe", "expect", "anticipate", "intend", "aim", "will", "should", and similar expressions are intended to identify these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following:

Fluctuation in the equity markets, which can affect the amount and types of investment products sold by AEFA, the market value of its managed assets, and management and distribution fees received based on those assets; potential deterioration in the high yield sector and other investment areas, which could result in further losses in AEFA's investment portfolio; the ability of AEFA to sell certain high yield investments at expected values and within anticipated time frames and to maintain its high yield portfolio at certain levels in the future; developments relating to AEFA's new platform structure for financial advisors, including the ability to increase advisor productivity, moderate the growth of new advisors and create efficiencies in the infrastructure; AEFA's ability to effectively manage the economics in selling a growing volume of non-proprietary products to clients; investment performance in AEFA's mutual fund business; the success and financial impact, including costs, cost savings and other benefits, of reengineering initiatives being implemented or considered by the Company, including cost management, structural and strategic measures such as vendor, process, facilities and operations consolidation, outsourcing, relocating certain functions to lower cost overseas locations, moving internal and external functions to the internet to save costs and planned staff reductions relating to certain of such reengineering actions; the ability to control and manage operating, infrastructure, advertising and promotion and other expenses as business expands or changes, including balancing the need for longer term investment spending; consumer and business spending on the Company's travel related services products, particularly credit and charge cards and growth in card lending balances, which depend in part on the ability to issue new and enhanced card products and increase revenues from such products, attract new cardholders, capture a greater share of existing cardholders' spending, sustain premium discount rates, increase merchant coverage, retain Cardmembers after low introductory lending rates have expired, and expand the global network services business; successfully expanding the Company's on-line and off-line distribution channels and cross-selling financial, travel, card and other products and services to its customer base, both in the U.S. and abroad; effectively leveraging the Company's assets, such as its brand, customers and international presence, in the Internet environment; investing in and competing at the leading edge of technology across all businesses; increasing competition in all of the Company's major businesses; fluctuations in interest rates, which impacts the Company's borrowing costs, return on lending products and spreads in the investment and insurance businesses; credit trends and the rate of bankruptcies, which can affect spending on card products, debt payments by individual and corporate customers and returns on the Company's investment portfolios; foreign currency exchange rates; political or economic instability in certain regions or countries, which could affect commercial lending activities, among other businesses; legal and regulatory developments, such as in the areas of consumer privacy and data protection; acquisitions; and outcomes in litigation. A further description of risks and uncertainties can be found in the Company's 10-K Annual Report for the fiscal year ending December 31, 2000 and other reports filed with the SEC.